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                 AMENDED AND RESTATED GOLD CONSIGNMENT AGREEMENT


                           DATED as of March 30, 2001


                                     between


                        FINLAY FINE JEWELRY CORPORATION,
                                  EFINLAY, INC.

                        such other CONSIGNEE SUBSIDIARIES
                     which may become Consignees hereunder,


                                       and


     SOVEREIGN BANK, as successor to Fleet National Bank, f/k/a BankBoston,
         N.A., f/k/a The First National Bank of Boston, as successor to
                    Rhode Island Hospital Trust National Bank


--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


1.   DEFINITIONS.....................................................................................1

2.   CONSIGNMENT FACILITY............................................................................18
         2.1.   Agreement to Make Purchases and Consignments of Precious Metal.......................18
         2.2.   Requests For Purchases and Consignments..............................................20
         2.3.   Daily Consignment Fee................................................................21
         2.4.   Payment on Account of Repurchase or Redelivery of Consigned Precious Metal...........22
         2.5.   Conversion Options...................................................................25
         2.6.   Repurchase at Maturity...............................................................26
         2.7.   Overdue Amounts......................................................................26
         2.8.   Settlements for Consignments.........................................................26
         2.9.   Obligations of the Participating Institutions in Respect of Consignments.............27
         2.10.  Change in Fronting Institutions' Commitment Percentages..............................28

3.   INSURANCE; TAXES................................................................................28
         3.1.   Insurance............................................................................28
         3.2.   Taxes, Etc.; Certain Rights of the Agent.............................................30

4.   CHANGES IN CIRCUMSTANCES........................................................................31
         4.1.   Capital Adequacy.....................................................................31
         4.2.   Inability to Determine Eurodollar Rate or Consignment Fixed Rate.....................31
         4.3.   Illegality of Consignment Fixed Rate Amounts.........................................32
         4.4.   Indemnity............................................................................32
         4.5.   Termination of Commitment............................................................32

5.   FEES AND PAYMENTS...............................................................................33
         5.1.   Fees.................................................................................33
         5.2.   No Setoff, etc.......................................................................33
         5.3.   Institutions that are not U.S. Persons...............................................34
         5.4.   Payment and Redelivery...............................................................35
         5.5.   Maximum Rate of Interest.............................................................35

6.   REPRESENTATIONS AND WARRANTIES..................................................................35
         6.1.   Incorporation; Good Standing; Authorization..........................................36
         6.2.   Enforceability.......................................................................36
         6.3.   Title to Properties; Leases..........................................................36
         6.4.   Financial Statements.................................................................36
         6.5.   No Material Changes..................................................................37
         6.6.   Litigation...........................................................................37
         6.7.   No Conflict..........................................................................37
         6.8.   Compliance with other Instruments, Laws, etc.........................................37

         6.9.   Tax Status...........................................................................37
         6.10.  Holding Company and Investment Company Acts..........................................38
         6.11.  Use of Proceeds......................................................................38
         6.12.  No Event of Default..................................................................38
         6.13.  Locations of Specified Gold Jewelry..................................................38
         6.14.  Other Credit.........................................................................38
         6.15.  Perfection of Security Interest......................................................38
         6.16.  Subsidiaries.........................................................................39

7.   CONDITIONS PRECEDENT............................................................................39
         7.1.   Closing Conditions...................................................................39
                  7.1.1.   Consignment Documents.....................................................39
                  7.1.2.   Financial Statements......................................................39
                  7.1.3.   Representations True; No Material Adverse Change..........................39
                  7.1.4.   Opinion of Counsel........................................................40
                  7.1.5.   Satisfaction with Systems.................................................40
                  7.1.6.   Perfection Certificates and UCC Search Results............................40
                  7.1.7.   UCC Filings and Notices...................................................40
                  7.1.8.   Proceedings; Copies of Documents..........................................40
                  7.1.9.   Copies of Agreements......................................................40
                  7.1.10.  License Arrangements......................................................41
                  7.1.11.  Intercreditor Agreement...................................................41
                  7.1.12.  Insurance.................................................................41
                  7.1.13.  Fees......................................................................41
                  7.1.14.  Letter of Credit..........................................................42
                  7.1.15.  Approvals.................................................................42
                  7.1.16.  Vendor Letters etc........................................................42
                  7.1.17.  Consignment Limit Report..................................................42
                  7.1.18.  Other Documents...........................................................42
         7.2.   Conditions to All Purchases and Consignments.........................................42
                  7.2.1.   Representations True......................................................42
                  7.2.2.   No Event of Default.......................................................43
                  7.2.3.   Government Regulation.....................................................43
                  7.2.4.   Consignment Requests......................................................43
                  7.2.5.   Proceedings and Documents.................................................43
                  7.2.6.   Fees......................................................................43

8.   COVENANTS.......................................................................................43
         8.1.   Affirmative Covenants................................................................43
                  8.1.1.   Financial Statements, Certificates and Information........................43
                  8.1.2.   Records and Accounts.  Each Consignee will,
                           and will cause each of its Subsidiaries to................................45
                  8.1.3.   Corporate Existence; Maintenance of Properties............................46
                  8.1.4.   Notices...................................................................46

                  8.1.5.   Use of Proceeds...........................................................47
                  8.1.6.   Payment of Claims.........................................................47
                  8.1.7.   Systems...................................................................47
                  8.1.8.   Other Credit..............................................................47
                  8.1.9.   Location of Specified Jewelry.............................................48
                  8.1.10.  Further Assurances........................................................48
                  8.1.11.  Certain Payments..........................................................48
                  8.1.12.  eFinlay...................................................................49
         8.2.   Negative Covenants...................................................................49
                  8.2.1.   Indebtedness..............................................................49
                  8.2.2.   Liens.....................................................................52
                  8.2.3.   Investments...............................................................54
                  8.2.4.   Distributions.............................................................57
                  8.2.5.   Merger, Consolidation and Disposition of Assets...........................59
                  8.2.6.   Joint Ventures; Nature of Business; Accounting Practices..................61
                  8.2.7.   Other Consignments........................................................61
                  8.2.8.   Payments in Respect of Other Indebtedness.................................61
                  8.2.9.   Certain Transactions......................................................62
                  8.2.10.  Commitments to Open Factory Outlet Stores.................................62
         8.3.   Financial Covenants..................................................................62
                  8.3.1.   EBITDA to Financial Obligations...........................................62
                  8.3.2.   Indebtedness to EBITDA....................................................63
                  8.3.3.   Minimum EBITDA............................................................63

9.   EVENTS OF DEFAULT; ACCELERATION.................................................................63
         9.1.   Events of Default and Acceleration...................................................63
         9.2.   Agent's Rights with respect to Consigned Precious Metal..............................69
         9.3.   Remedies.............................................................................69
         9.4.   Distribution of Proceeds.............................................................70

10.   SETOFF.........................................................................................70

11.   EXPENSES.......................................................................................71

12.   INDEMNIFICATION................................................................................72

13.   THE AGENT......................................................................................73
         13.1.   Authorization.......................................................................73
         13.2.   Employees and Agents................................................................73
         13.3.   No Liability........................................................................73
         13.4.   No Representations..................................................................74
         13.5.   Payments............................................................................74
                  13.5.1.   Payments to Agent........................................................74
                  13.5.2.   Distribution by Agent....................................................74
                  13.5.3.   Delinquent Institutions..................................................75
         13.6.   Holders of Notes....................................................................75

         13.7.   Indemnity...........................................................................75
         13.8.   Agent as Institution................................................................76
         13.9.   Resignation.........................................................................76
         13.10.  Notification of Defaults and Events of Default......................................76
         13.11.  Duties in the Case of Enforcement...................................................76

14.   ASSIGNMENT AND PARTICIPATION...................................................................77
         14.1.   Conditions to Assignments...........................................................77
                  14.1.1.    Assignment by Institutions..............................................77
         14.2.   Certain Representations and Warranties; Limitations; Covenants......................77
         14.3.   Register............................................................................78
         14.4.   Participations......................................................................79
         14.5.   Disclosure..........................................................................79
         14.6.   Assignee or Participant Affiliated with Consignees..................................79
         14.7.   Miscellaneous Assignment Provisions.................................................80
         14.8.   Assignment by Consignees............................................................80

15.   CONSENTS, AMENDMENTS, WAIVERS, ETC.............................................................80

16.   NEW CONSIGNEES.................................................................................81

17.   CONCERNING JOINT AND SEVERAL LIABILITY OF THE CONSIGNEES.......................................81

18.   NOTICES, ETC...................................................................................84

19.   GOVERNING LAW..................................................................................85

20.   HEADINGS.......................................................................................85

21.   COUNTERPARTS...................................................................................85

22.   ENTIRE AGREEMENT, ETC..........................................................................86

23.   WAIVER OF JURY TRIAL...........................................................................86

24.   TRANSITIONAL ARRANGEMENTS......................................................................86
         24.1.   Original Consignment Agreement Superseded...........................................86
         24.2.   Fees Under Original Consignment Agreement...........................................87

25.   MISCELLANEOUS..................................................................................87

                 AMENDED AND RESTATED GOLD CONSIGNMENT AGREEMENT

     AMENDED AND RESTATED GOLD CONSIGNMENT AGREEMENT ("Agreement") made as of the 30th day of March 2001, by and between SOVEREIGN BANK, as successor to Fleet National Bank, f/k/a BankBoston, N.A., f/k/a The First National Bank of Boston, as successor to Rhode Island Hospital Trust National Bank, with an office at 1 West Mezzanine, 15 Westminster Street, Providence, Rhode Island 02903 ("Sovereign") and the other lending institutions from time to time listed on
Schedule XII hereto (together with Sovereign, the "Institutions"), Sovereign as agent for the Institutions (the "Agent"), FINLAY FINE JEWELRY CORPORATION, a Delaware corporation with its principal office at 529 Fifth Avenue, New York, New York 10017 ("Finlay"), EFINLAY, INC., a Delaware corporation with its principal office at 529 Fifth Avenue, New York, New York 10017 ("eFinlay") and such other Consignee Subsidiaries that may become Consignees hereunder from time to time pursuant to ss.16 and which are listed on Schedule XIII hereto (together with Finlay and eFinlay, the "Consignees").

     Finlay and Sovereign have previously entered into a Consignment Agreement, dated as of June 15, 1995 (as amended or otherwise modified and in effect from time to time immediately prior to the effectiveness of this Agreement, the "Original Consignment Agreement"), pursuant to which Sovereign agreed to purchase Precious Metal (as defined therein) from Finlay and deliver Precious Metal (as defined therein) on consignment for sale to Finlay. Finlay and Sovereign wish to amend and restate the Original Consignment Agreement in its entirety in order to increase the Consignment Limit, to cause the Institutions to join this Agreement on the terms set forth herein and to allow eFinlay and any additional Consignees that may from time to time be set forth on Schedule XIII hereto to join this Agreement on the terms and conditions set forth herein. Accordingly, Finlay and eFinlay hereby request the Agent on behalf of the Institutions (and, by joining this Agreement at any time after the Closing Date, any other Consignee that becomes party hereto and the other Consignment Documents pursuant to ss.16 hereof at such time requests the Agent on behalf of the Institutions) to purchase from such Persons and deliver Precious Metal (as defined herein) on consignment for sale to such Persons. The Agent, on behalf of the Institutions, is willing to make those purchases, consignments and sales on the terms and conditions of this Agreement. To effectuate this arrangement, the Agent, the Institutions and the Consignees agree to amend and restate the Original Consignment Agreement as follows:

                                 1. DEFINITIONS.

     For the purposes of this Agreement:

     Additional Vendor Notice: A Notice given by the Consignees at their option to the Agent no more frequently than once during any fiscal quarter of the Consignees, pursuant to which the Consignees shall request the Agent's consent to the addition of additional Approved Vendors hereunder.

     Affiliate: Any Person that would be considered to be an affiliate of a Consignee under Rule 144(a) of the Rules and Regulations of the Securities and Exchange Commission, as in effect on the date hereof, if such Consignee were issuing securities.

     Agent. As defined in the preamble hereto, or any successor thereto pursuant to the provisions of this Agreement.

     Agreement: As defined in the preamble hereto, which term shall include this Agreement and the Schedules and Exhibits hereto, all as amended and in effect from time to time.

     Approved Vendor Agreement: Those certain letter agreements, substantially in the form of Exhibit A hereto, addressed by each of the Approved Vendors, respectively, to the Agent.

     Approved Vendors: The vendors of gold jewelry Inventory listed on Schedule I hereto or such other vendors of gold jewelry Inventory as may be approved in writing by the Agent (in its sole discretion) following receipt by the Agent of an Additional Vendor Notice; provided, however, that each such Approved Vendor shall have executed and delivered to the Agent an Approved Vendor Agreement, and such UCC-3 termination statements with respect to such Approved Vendor's existing financing statements previously filed against any Consignee, if any, and other documentation as the Agent shall deem necessary or appropriate in order to preserve and maintain its first priority perfected Lien for the benefit of the Agent and the Institutions in all Specified Gold Jewelry provided by such Approved Vendor.

     Base Rate: The higher of (i) the annual rate of interest announced from time to time by the Agent at its head office as the Agent's "base rate" and (ii) one-half of one percent (1/2%) above the Federal Funds Effective Rate.

     Business Day: Any day on which banks in Providence, Rhode Island, are open for business generally.

     Capital Expenditures: For any Person, any expenditures or costs (excluding any franchise or other fee or other expense paid in cash by any of the Consignees as consideration for the initial granting of a license under any license agreement or arrangement entered into with any lessor or licensor of a store location) made by such Person for the acquisition, maintenance or repair of fixed or capital assets (which are required to be capitalized on the balance sheet of such Person in accordance with GAAP), including, without limitation, the incurrence or assumption of any Indebtedness in respect of such fixed or capital assets, and, without double counting, any payment made in respect of such incurrence or assumption.

     Capitalized Leases: Leases under which any Consignee or any of such Consignee's Subsidiaries is the Lessee or obligor, the discounted, future rental payment obligations under which are required to be capitalized on the consolidated balance sheet of such Consignee and its Subsidiaries in accordance with GAAP.

     Cash Collateral Agreement: The Cash Collateral Agreement dated as of the date hereof, between the Consignees and the Agent, as the same may be amended, restated, modified or supplemented from time to time.

     Cash Deposits: The cash deposits of the Consignees in a depository account established and maintained by the Consignees with the Agent.

     Cash Interest Expense: For any period, the aggregate amount of cash required to be applied by the Parent and its Subsidiaries to Interest Expense of the Consignees and its Subsidiaries during such period.

     Charter Documents: In respect of any entity, the certificate or articles of incorporation or organization and the by-laws of such entity, or other constitutive documents of such entity.

     Closing Date. The first date on which the conditions set forth in ss.7 have been satisfied and any Purchase and Consignments are to be made hereunder.

     Code. The Internal Revenue Code of 1986, as amended from time to time.

     Collateral: All of the property, rights and assets of any Consignee that are or are intended to be subject to the security interest created by the Security Documents.

     Commerz. Commerzbank International S.A.

     Commitment.  With  respect  to each  Institution,  the  amount set forth on
Schedule XII hereto as the amount of such Institution's commitment to make Consignment Participations, as the same may be modified pursuant to ss.14 hereof and as the same may be reduced from time to time; or, if such commitment is terminated pursuant to the provisions hereof, zero.

     Commitment Percentage. With respect to each Institution, the percentage set forth on Schedule XII hereto as such Institution's percentage of the Total Commitment, as the same may be modified pursuant to ss.14 hereof.

     Consent: In respect of any person or entity, any permit, license or exemption from, approval, consent of, registration or filing with any local, state or federal governmental or regulatory agency or authority, required under applicable law.

     Consigned Precious Metal: Precious Metal (a) subject to a Purchase and Consignment and consigned by the Agent on behalf of the Institutions to the Consignees pursuant to the terms of this Agreement and (b) for which payment has not been received or which has not been Redelivered to the Agent.

     Consigned Precious Metal Statement: See ss.2.1(e).

     Consignee: As defined in the preamble hereto.

     Consignee Subsidiaries: On the Closing Date, eFinlay, and, on any date subsequent to the Closing Date, such other Subsidiaries of Finlay that have become Consignees hereunder pursuant to and on the terms and conditions set forth on ss.16.

     Consignment Base Rate: A rate determined by the Agent from time to time in its sole discretion, which rate may be changed by the Agent following seven (7) days' prior Notice to the Consignees.

     Consignment Base Rate Amounts: Consigned Precious Metal which is accruing a Daily Consignment Fee calculated by reference to the Consignment Base Rate.

     Consignment Conversion Request: A Notice given by the Consignees to the Agent of the Consignees' election to convert or continue the Daily Consignment Fee applicable to portions of Consigned Precious Metals outstanding in accordance with ss.2.5.

     Consignment Documents: This Agreement, the Security Documents, the Intercreditor Agreement, the Intercompany Subordination Agreement, the Post Closing Letter and the Fee Letter, in each case as from time to time amended, restated, modified or supplemented.

     Consignment Fixed Rate: With respect to any Interest Period, the amount equal to (a) the greater of (i) the Eurodollar Rate for such Interest Period minus the average of rates quoted to the Agent as the London Interbank Bullion Rates as displayed on Reuter's gold loan screen or, if Reuter's gold loan screen is not available, as set by the Agent, for Precious Metal forwards for such period (the "Contango Rate"), and (ii) zero (O), plus (b) one and three-quarters percent (1-3/4%).

     Consignment Fixed Rate Amounts: Consigned Precious Metal which is accruing a Daily Consignment Fee calculated by reference to the Consignment Fixed Rate.

     Consignment Limit: The least of (a) 130,000 fine troy ounces of Precious Metal, (b) Consigned Precious Metal having a Fair Market Value or unpaid purchase price equal to the Total Commitment, or (c) the sum of (i) the product of (A) ninety percent (90%) times (B) the number of troy ounces of Precious Metal contained in Eligible Specified Gold Jewelry of the Consignees plus (ii) the product of (A) ninety percent (90%) times (B) the sum of (1) the amount of Eligible Cash Deposits divided by the Second London Gold Fixing for any day of reference, plus (2) the Maximum Drawing Amount of the Letter of Credit divided by the Second London Gold Fixing for such day of reference.

     Notwithstanding the foregoing, each of the advance rate percentages set forth in clauses (c)(i)(A) and (c)(ii)(A) of the first paragraph of this definition shall remain subject to modification by the Agent in its reasonable judgment based upon the results of further examinations of the Consignees and their businesses.

     Consignment Limit Report: A report, in form and with supporting details satisfactory to the Agent (including, without limitation, information as to what portion, if any, of the Consigned Precious Metal is subject to Liens permitted by ss.8.2.2 hereof (other than the junior Lien, subject to the terms and provisions of the Intercreditor Agreement, in favor of the Dollar Agent)), setting forth the Consignees' computation of the Consignment Limit.

     Consignment Participation. See ss.2.9.

     Consolidated or consolidated: With reference to any term defined herein, shall mean that term as applied to the accounts of the Parent and its Subsidiaries, consolidated in accordance with GAAP.

     Consolidated EBITDA: For any period, the sum of (a) the net income (or net loss) from the operations of the Parent and its Subsidiaries on a consolidated basis for such period determined in accordance with GAAP (without giving effect to any extraordinary gains or non-cash extraordinary losses, but giving effect to cash extraordinary losses), plus (b) to the extent deducted in calculating such net income, income tax expense of the Parent and its Subsidiaries on a consolidated basis with respect to operations for such period, plus (c) to the extent deducted in calculating such net income, the amount of all depreciation and amortization of the Parent and its Subsidiaries on a consolidated basis for such period, plus (d) without double counting items taken into account in clause
(c) above, all other non-cash charges or credits, including without limitation any charges or credits for such period relating to valuation of Inventory by application of the "LIFO" method of accounting, provided, that such non-cash charges or credits cannot become cash in accordance with GAAP, plus (e) to the extent deducted in calculating such net income, Interest Expense of the Parent and its Subsidiaries on a consolidated basis for such period plus (f) to the extent deducted in calculating such net income, the gross amount of the write-off associated with the Sonab Transfer, the liquidation of the balance of the net assets of Sonab following the Sonab Transfer and the closure of the Sonab operation following the Sonab Transfer, with the amounts contemplated by this subsection (f) not to exceed $28,631,000 in the aggregate. Any calculation of Consolidated EBITDA for the Parent and its Subsidiaries for any period shall exclude any negative "Consolidated EBITDA" (as calculated solely for the Parent and its Subsidiaries) of up to $1,000,000.

     Consolidated Periodic Financial Obligations: With respect to any fiscal period, an amount equal to the sum of (a) Cash Interest Expense for such period, plus (b) the amount of payments of principal on Indebtedness for Borrowed Money, including, without limitation, payments in respect of Capitalized Leases scheduled to be made during such fiscal period but excluding payments of Indebtedness in respect of revolving loans made, or letters of credit (or guaranties thereof) issued, under the Dollar Facility, plus (c) dividends paid in cash by the Parent during such period.

     Contango Rate: As defined in the definition of Consignment Fixed Rate.

     Contingent Obligations: With respect to any Person, any direct or indirect liability, contingent or otherwise, of such Person:

          (i) with respect to any indebtedness, lease, dividend, letter of credit or other obligation of another if the primary purpose or intent in creating such liability is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof;

          (ii) under any letter of credit issued for the account of such Person or for which such Person is otherwise liable for reimbursement thereof;

          (iii) under any Hedge Agreement; or

          (iv) to advance or supply funds or otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof.

Contingent Obligations shall include, without limitation:

          (a) any direct or indirect guarantee, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another, and

          (b) any liability of such Person for the obligations of another through any agreement (contingent or otherwise):

               (i) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise);

               (ii) to maintain the solvency or any balance sheet item, level of income or financial condition of another; or

               (iii) to make take-or-pay or similar payments if required regardless of non-performance by any other party or parties to an agreement, if, in the case of any agreement described under subclause (b)(i) or (b)(ii) of this sentence, the primary purpose or intent thereof is as described in the immediately preceding sentence. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported.

     Current Liabilities: With respect to any Person, determined at any time, all liabilities of such Person which would, in accordance with GAAP, be classified as current liabilities excluding revolving loans made under the Dollar Facility and the current portion of long-term Indebtedness for Borrowed Money.

     Daily Consignment Fee: See ss.2.3.

     Default: An event or act which with the giving of notice and/or the lapse of time, would become an Event of Default.

     Delinquent Institution: See ss.13.5.3.

     Distribution. The declaration or payment of any dividend on or in respect of any shares of any class of capital stock of any Consignee, other than dividends payable solely in shares of common stock of such Consignee; the purchase, redemption, or other retirement of any shares of any class of capital stock of any Consignee, directly or indirectly through a Subsidiary of such Consignee or otherwise; the return of capital by any Consignee to its shareholders as such; or any other distribution on or in respect of any shares of any class of capital stock of any Consignee.

     Dollar Agent: The Agent, as such term is defined in the Dollar Facility.

     Dollar Facility: Collectively, the Loan Documents, as such term is defined in the Amended and Restated Credit Agreement dated as of September 11, 1997, among Finlay, the Parent, the Dollar Agent and the Lenders (as defined therein), as such facility has been or may be amended, restated or otherwise modified or as such facility may be replaced, increased, renewed, supplemented, refunded or refinanced by another facility, provided that such Dollar Facility shall be subject at all times to the terms and provisions of the Intercreditor Agreement.

     Dollars: Dollars in lawful currency of the United States of America.

     Drawdown Date: The Date on which any Purchase and Consignment is made or is to be made.

     eFinlay. As defined in the preamble hereto.

     eFinlay Contribution Agreement. The Contribution Agreement dated as of September 29, 2000 between Finlay and eFinlay, as in effect on September 29, 2000.

     eFinlay FM Services Agreement. The Services Agreement dated as of September 29, 2000 between Finlay Merchandising and eFinlay, as in effect on September 29, 2000.

     eFinlay Lease Agreement. The Lease Agreement dated as of September 29, 2000 between Finlay and eFinlay, as in effect on September 29, 2000.

     eFinlay Marketing Agreement. The Marketing Agreement dated as of July 6, 2000 between Finlay and 800-Flowers.com, Inc., as in effect on September 29, 2000.

     eFinlay Services Agreement. The Services Agreement dated as of September 29, 2000 between Finlay and eFinlay.

     Eligible Assignee. Any of (i) a commercial bank or finance company organized under the laws of the United States, or any State thereof or the District of Columbia, and having total assets in excess of $1,000,000,000; (ii) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having a net worth of at least $100,000,000, calculated in accordance with generally accepted accounting principles; (iii) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; (iv) the central bank of any country which is a member of the OECD; and (v) any other bank, insurance company, commercial finance company or other financial institution or other Person approved by the Agent, such approval not to be unreasonably withheld.

     Eligible Cash Deposits: Cash Deposits in which the Agent has a first priority perfected Lien for the benefit of the Agent and the Institutions pursuant to the Cash Collateral Agreement and which are subject to no other Liens.

     Eligible Specified Gold Jewelry: Specified Gold Jewelry which (a) is located at Permitted Inventory Locations, (b) is (i) subject to a first priority perfected Lien, subject to the terms and provisions of the Intercreditor Agreement, in favor of the Agent for the benefit of the Institutions and the Agent or (ii) is owned by the Agent, (c) is subject to no other Liens other than a junior Lien, subject to the terms and provisions of the Intercreditor Agreement, in favor of the Dollar Agent, and, subject to the provisions of subclause (e) of this definition, other Liens permitted by ss.8.2.2 hereof, (d) is not part of the borrowing base under the Dollar Facility or any other credit facility or other arrangement pursuant to which any lender makes loans or advances of credit to any Consignee, and (e) the Agent, in its sole discretion, shall deem eligible, minus such reserves as the Agent, in its sole discretion, shall from time to time deem appropriate.

     Environmental Laws: All laws pertaining to environmental matters, including without limitation, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response Compensation and Liability Act of 1980, the Superfund Amendments and Reauthorization Act of 1986, the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, in each case as amended, and all rules, regulations, judgments, decrees, orders and licenses arising under all such laws.

     Equity Interests: Capital stock and all warrants, options or other rights to acquire capital stock or that are measured by the value of capital stock (but excluding any debt security that is convertible into, or exchangeable for, capital stock).

     ERISA: The Employee Retirement Income Security Act of 1974, as amended, and all rules, regulations, judgments, decrees, and orders arising thereunder.

     Eurocurrency Reserve Rate: For any day with respect to a Consignment Fixed Rate Amount, the maximum rate (expressed as a decimal) at which any lender subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D), if such liabilities were outstanding. The Eurocurrency Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Rate.

     Eurodollar Business Day: Any day on which commercial banks are open for international business (including dealings in Dollar deposits) in London or such other eurodollar interbank market as may be used for determination of the Eurodollar Rate.

     Eurodollar Lending Office: The office designated by the Agent from time to time as its Eurodollar Lending Office.

     Eurodollar Rate: For any Interest Period for purposes of determining the Consignment Fixed Rate, the rate of interest equal to (a) the rate per annum (rounded upwards to the nearest 1/16 of one percent) at which the Agent's Eurodollar Lending Office offers Dollar deposits two Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations of such Eurodollar Lending Office are customarily conducted, for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the Consignment Fixed Rate Amount to which such Interest Period applies, divided by (b) a number equal to 1.00 minus the Eurocurrency Reserve Rate.

     Event of Default: Any of the events listed in ss.9 hereof.

     Fair Market Value: On any day, with respect to the calculation of the Dollar value of Precious Metal, the Second London Gold Fixing for that day times the number of ounces of such Precious Metal. If no such price is available for a particular day, the Fair Market Value for such day shall be the price for the immediately preceding day for which such price is available. In the event that the London Bullion Brokers shall discontinue or alter its usual practice of quoting a price in United States dollars for gold, the Fair Market Value for such day shall be the Agent's Spot Value for that day.

     Federal Funds Effective Rate: For any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three funds brokers of recognized standing selected by the Agent.

     Fee Letter. The Fee Letter, of even date herewith, among Sovereign and the Consignees.

     Final Repayment Amount: See ss.2.6.

     Financials: In respect of any period, (a) the consolidated balance sheet the Parent and its Subsidiaries as at the end of such period, and the related consolidated statement of income and consolidated statement of cash flow of the Parent and its Subsidiaries for such period, each setting forth in comparative form the figures for the previous comparable fiscal period, all in reasonable detail and prepared in accordance with GAAP, (b) the unconsolidated balance sheet of Finlay as at the end of such period, and the related unconsolidated statement of income and unconsolidated statement of cash flow of Finlay for such period, each setting forth in comparative form the figures for the previous comparable fiscal period, all in reasonable detail and prepared in accordance with GAAP or, as the case may be, (c) the consolidated balance sheet of Finlay and its Subsidiaries as at the end of such period, and the related consolidated statement of income and consolidated statement of cash flow of Finlay and its Subsidiaries for such period, each setting forth in comparative form the figures for the previous comparable fiscal period, all in reasonable detail and prepared in accordance with GAAP.

     Finlay. As defined in the preamble hereto.

     Finlay Merchandising. Finlay Merchandising and Buying, Inc., a Delaware corporation.

     Finlay Merchandising Contribution Agreement. The Contribution Agreement dated as of October 28, 1998 between Finlay Merchandising and the Finlay, as in effect on such date.

     Finlay Merchandising License Agreement. The Trade Name License Agreement dated as of October 28, 1998 between Finlay Merchandising and Finlay, as in effect on such date.

     Finlay Merchandising Services Agreement. The Services Agreement dated as of October 28, 1998 between Finlay Merchandising and Finlay, as in effect on such date.

     First Sonab Intercompany Note: The demand promissory note dated October 28, 1994 executed by Sonab to the order of Finlay in the original principal amount of $12,000,000, together with any replacement or substitution thereof and any amendment or modification thereof provided that the aggregate principal amount in respect thereof shall not exceed $12,000,000.

     Fronting Institutions. Institutions that participate in Settlements pursuant to Section 2.8 hereof and that are otherwise subject to the provisions hereof applicable to Fronting Institutions, which, on the Closing Date, are Sovereign and Commerz and, ten (10) Business Days after the Agent's receipt of notice of any other Institution's intention to become a Fronting Institution, shall include such other Institutions which give such notice.

     GAAP: Generally accepted accounting principles consistent with those adopted by the Financial Accounting Standards Board and its predecessor, (i) generally, as in effect from time to time, and (ii) for purposes of determining compliance by the Consignees with their financial covenants set forth herein, as in effect on October 28, 2000.

     Hedge Agreements: (i) Interest rate swap agreements, currency swap agreements, interest rate cap agreements and interest rate collar agreements,
(ii) other agreements or arrangements designed to hedge against fluctuations in interest rates or foreign exchange rates and (iii) precious metal options and futures contracts and other precious metal hedging obligations.

     Histoire d'Or: Collectively, Histoire d'Or, a French "societe anonyme", and its wholly owned Subsidiary, Cogestand, a French "societe anonyme".

     Indebtedness: With respect to any Person, all items (including all debt and similar monetary obligations, whether direct or indirect) which, in accordance with GAAP, would be included in determining total liabilities of such Person as shown on the liability side of a balance sheet as at the date Indebtedness of such Person is to be determined and, in any event, shall include (without limitation and without duplication):

          (i) all trade accounts payable of such Person;

          (ii) any liability of such Person secured by any Lien on property owned or acquired by such Person, whether or not such liability shall have been assumed;

          (iii) all Contingent Obligations of such Person;

          (iv) letters of credit issued for the account of such Person or an Affiliate thereof, and all obligations of such Person relating thereto;

          (v) all obligations (other than obligations to pay fees in connection therewith) of such Person in respect of Hedge Agreements; and

          (vi) all of the Obligations, whether or not due; provided, however, that if in accordance with GAAP any such Obligations would not be included in determining total liabilities of the Consignees as shown on the liability side of a balance sheet of the Consignees, then for purposes of the calculation of the financial covenants in ss.8.3 hereof, such excluded Obligations shall not constitute "Indebtedness".

     Indebtedness for Borrowed Money: With respect to any Person, all Indebtedness for borrowed money or evidenced by notes, bonds, debentures or similar evidences of Indebtedness of such Person (including, in the event that any of the Obligations would, in accordance with GAAP, be included in determining total liabilities of the Consignees as shown on the liability side of a balance sheet of the Consignees, such Obligations), all obligations of such Person for the deferred and unpaid purchase price of any property, service, or business (other than trade accounts payable incurred in the ordinary course of business and constituting Current Liabilities and other than Hedge Agreements), and all obligations of such Person in respect of Capitalized Leases and finance leases.

     Institutions. As defined in the preamble hereto.

     Intercompany   Subordination  Agreement:  The  Intercompany   Subordination
Agreement dated as of October 28, 1998 among the Agent, Finlay and Finlay Merchandising.

     Intercreditor Agreement: The Intercreditor Agreement dated as of June 15, 1995 between the Agent and the Dollar Agent (and acknowledged and consented to by Finlay), as the same is amended and/or restated on the Closing Date and as further amended, restated, modified, renewed, replaced or supplemented from time to time.

     Interest Expense: With respect to any Person for any period, the interest expense (whether cash or accretion) of such Person during such period determined in accordance with GAAP, and shall include in any event, without limitation, interest expense with respect to Indebtedness for Borrowed Money (including, in the event that any of the Obligations would, in accordance with GAAP, be included in determining total liabilities of the Consignees as shown on the liability side of a balance sheet of the Consignees, Daily Consignment Fees) and payments under Hedge Agreements that are designed to hedge against fluctuations in interest rates and shall exclude the write off of deferred financing fees.

     Interest Period: With respect to each Consignment Fixed Rate Amount, (a) initially, the period commencing on the Drawdown Date of the Purchase and Consignment relating to such Consignment Fixed Rate Amount and ending on the last day of any period of 1, 2 or 3 months, as selected by the Consignees in a Purchase and Consignment Request; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Consignment Fixed Rate Amount and ending on the last day of one of the periods set forth above, as selected by the Consignees in a Consignment Conversion Request; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

          (A) if any Interest Period with respect to a Consignment Fixed Rate Amount would otherwise end on a day that is not a Eurodollar Business Day, that Interest Period shall be extended to the next succeeding Eurodollar Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Eurodollar Business Day;

          (B) if the Consignees shall fail to give Notice as provided in ss.2.5, the Consignees shall be deemed to have requested a conversion of the affected Consignment Fixed Rate Amount to a Consignment Base Rate Amount on the last day of the then current Interest Period with respect thereto;

          (C) any Interest Period relating to any Consignment Fixed Rate Amount that begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Eurodollar Business Day of a calendar month; and

          (D) any Interest Period relating to any Consignment Fixed Rate Amount that would otherwise extend beyond the Maturity Date shall end on the Maturity Date.

     Inventory: All goods, merchandise and other personal property, now owned or hereafter acquired by, or consigned by the Agent to, a Consignee, which are held for sale.

     JBR Acquisition: The acquisition by Finlay of the JBR Assets pursuant to the JBR Asset Purchase Agreement.

     JBR Asset Purchase Agreement: The Asset Purchase Agreement dated as of February 10, 2000 among Finlay, Jay B. Rudolph, Inc., a Florida corporation, Richard A. Rudolph and Ronald J. Rudolph, in the form attached to Amendment No. 9 and Limited Consent to the Original Consignment Agreement dated as of March 23, 2000 between Sovereign and Finlay as Exhibit A.

     JBR Assets. The "Assets", as defined in the JBR Asset Purchase Agreement.

     Letter of Credit: The standby letter of credit issued on or before the date hereof by Deutsche Bank, or such other issuer as shall be approved by the Agent in writing in advance, in favor of the Agent for the benefit of the Agent and the Institutions, having a Maximum Drawing Amount of $2,000,000, which Letter of Credit is being issued to secure the Obligations of the Consignees hereunder, as the same may be replaced, amended, increased, modified, extended or renewed from time to time upon terms and conditions approved by the Agent in writing in advance and otherwise in accordance with the provisions hereof; provided that such Letter of Credit shall either (a) have an expiry date not earlier than the Maturity Date or (b) be drawable without condition by the Agent no later than thirty (30) days prior to the stated expiry thereof (if not previously renewed).

     Liens:   Any  encumbrance,   mortgage,   pledge,   hypothecation,   charge,
restriction or other security interest of any kind securing any obligation of any entity or person.

     Materially Adverse Effect: Any materially adverse effect on the financial condition or business operations of the Parent and its Subsidiaries (including the Consignees) taken together or of the Consignees taken together or any material impairment of the ability of the Parent and any of its Subsidiaries taken together or the Consignees taken together to perform its obligations hereunder or under any of the other Consignment Documents.

     Maturity Date: The earliest of (a) December 31, 2001, (b) the maturity date from time to time in effect under the Dollar Facility, or (c) such other date on which all Obligations may become due and payable pursuant to the terms hereof.

     Maximum Drawing Amount: The maximum aggregate amount from time to time that the Agent may draw under the Letter of Credit.

     Notice or Notices: All requests, demands and other communications, in writing (including telegraphic and telecopy communications), sent by registered or certified mail, return receipt requested, overnight delivery service, telegraph, telecopy or hand-delivery to the other party at that party's Principal Office.

     Obligations: All indebtedness, obligations and liabilities of each Consignee and each of their respective Subsidiaries to any of the Institutions or the Agent, existing on the date of this Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Agreement or any other Consignment Document or in respect of any instruments at any time evidencing any thereof.

     Original Consignment Agreement. As defined in the preamble hereto.

     Parent: Finlay Enterprises, Inc., a Delaware corporation.

     Participating Institutions. Collectively, each of the Institutions other than the Agent.

     Permitted Inventory Locations: The locations of the Consignees in the United States listed on Schedule II hereto, as such Schedule II may be modified from time to time in accordance with the provisions of ss.8.1.9 hereof.

     Perfection Certificate: As defined in the Security Agreement.

     Person: Any individual, corporation, partnership, trust, unincorporated association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

     Post Closing Letter: The letter agreement regarding post closing items dated as of the Closing Date among the Agent and the Consignees, in form and substance satisfactory to the Agent.

     Precious Metal: Gold having a fineness of not less than .9995, without regard to whether such gold is alloyed or unalloyed, in bullion form or is contained in or processed into other materials which contain elements other than gold.

     Principals: David B. Cornstein, Arthur Reiner, Thomas H. Lee, employees of the Thomas H. Lee Company, a sole proprietorship, Equity-Linked Investors, L.P. and Equity-Linked Investors-II.

     Principal Office: With respect to each party, the following address:

          For the Agent:

          Sovereign Bank
          1 West Mezzanine
          15 Westminster Street
          Providence, Rhode Island 02903
          Attention:  Albert L. Brown
          Telecopier Number: 401-752-1412

          with a copy to:

          Bingham Dana LLP
          150 Federal Street
          Boston, Massachusetts  02110
          Attention:  Robert A.J. Barry, Jr., Esq. or Marijane Benner Browne,
          Esq.
          Telecopier Number:  617-951-8736

          For the Consignees:

          Finlay Fine Jewelry Corporation
          529 Fifth Avenue
          New York, New York  10017
          Attention:  Bruce Zurlnick, Chief Financial Officer
          Telecopier Number:  212-808-2946

          with a copy to:

          Finlay Fine Jewelry Corporation
          529 Fifth Avenue
          New York, New York  10017
          Attention:  Bonni Davis, Esq.
          Telecopier Number:  212-808-0349

     Purchase and Consignment: See ss.2.1.

     Purchase and Consignment Request: See ss.2.2.

     Redeliver or Redelivery: Any delivery by a Consignee to the Agent's Principal Office, at such Consignee's sole risk and expense, of Precious Metal or of Eligible Specified Gold Jewelry of a type and quality and in a form acceptable to the Agent.

     Related Party: With respect to any Principal, (a) any controlling stockholder, general or limited partner, 80% (or more) owned Subsidiaries, or (in the case of an individual) spouse or immediate family member of such Principal or (b) trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners, owners or Persons beneficially holding an 80% or more controlling interest of which consist of such Principal and/or such other Persons referred to in the immediately preceding clause (a).

     Required Institutions. As of any date, the Institutions (other than Delinquent Institutions) whose aggregate Commitments constitute at least sixty-six and two thirds percent (66-2/3%) of the outstanding amount of the Commitments belonging to non-Delinquent Institutions, provided, however, that if on any date there exist no more than two Institutions that are not Delinquent Institutions, the definition of Required Institutions on such date shall be calculated by reference to non-Delinquent Institutions.

     Requirement of Law: In respect of any person or entity, any law, treaty, rule, regulation or determination of an arbitrator, court, or other governmental authority, in each case applicable to or binding upon such person or entity or affecting any of its property.

     Second Sonab Intercompany Note: The demand promissory note dated October 28, 1994 executed by Sonab to the order of Finlay in the original principal amount of $13,000,000, together with any replacement or substitution thereof and any amendment or modification thereof provided that the aggregate principal amount in respect thereof shall not exceed $33,000,000.

     Security Agreement: The Amended and Restated Security Agreement dated as of the date hereof, among Finlay, eFinlay and the Agent, as the same may be amended, restated, modified or supplemented from time to time, including any amendments to add additional Consignees as parties thereto.

     Security  Documents:   Collectively,   the  Security  Agreement,  the  Cash
Collateral Agreement and the Letter of Credit.

     Senior Debentures: The Parent's Senior Debentures due 2008 in the original principal amount of $75,000,000, as in effect on the date hereof.

     Senior Notes: Finlay's Senior Notes due 2008 in the original principal amount of $150,000,000, as in effect on the date hereof.

     Settlement. The actual shipment, or the credit of Precious Metal by the Fronting Institutions to the extent necessary to cause each Fronting Institution's actual share of the outstanding amount of Consignment Fixed Rate Amounts to be equal to each Fronting Institution's Commitment Percentage of the Consignment Fixed Rate Amounts outstanding, in any case where, prior to such event or action, the actual share is not so equal.

     Settlement Amount. See ss.2.8.

     Settlement Date. The Drawdown Date of any Consignment Fixed Rate Amounts or the date on which any Consignment Base Rate Amounts are converted into Consignment Fixed Rate Amounts.

     Settling Fronting Institution. See ss.2.8(a).

     Sonab: Societe Nouvelle D'Achat De Bijouterie - S.O.N.A.B., a French "societe en nom collectif".

     Sonab Intercompany Notes: Collectively, the First Sonab Intercompany Note and the Second Sonab Intercompany Note.

     Sonab Purchase Agreement: The Asset Purchase Agreement dated December 23, 1999 among Sonab and Histoire d'Or, and the ancillary documents associated therewith, each respectively in the forms attached to Amendment No. 8 and Limited Consent to the Original Consignment Agreement dated as of December 30, 1999 between Sovereign and Finlay as Exhibits A, A-1, A-2, A-3 and A-4.

     Sonab Transfer: The sale by Sonab to Histoire d'Or of certain of its assets pursuant to and on the terms and conditions set forth in the Sonab Purchase Agreement. Without limiting the foregoing, neither Sonab nor Finlay shall retain any liabilities or obligations with respect to such assets other than such liabilities or obligations as are specifically set forth in the Sonab Purchase Agreement.

     Sovereign. As defined in the preamble hereto.

     Specified Gold Jewelry: Gold jewelry Inventory of a Consignee having no stone content, which (a) has been sold to such Consignee by Approved Vendors, and (b) has been marked with the hallmark of the applicable Approved Vendor and with an item or SKU number identifying it as Specified Gold Jewelry.

     Spot Value: At any time, with respect to the calculation of the Dollar value of Precious Metal, (a) (i) in all cases in which a Consignee is purchasing Precious Metal or in which the value of Consigned Precious Metal for purposes of the Consignment Limit is being calculated, the Agent's "ask" spot quotation for Precious Metal at such time times the number of ounces of such Precious Metal and (ii) in all cases in which the Agent is purchasing Precious Metal, the Agent's "bid" spot quotation for Precious Metal at such time times (b) the number of ounces of such Precious Metal.

     Subsidiary: In respect of the Parent or a Consignee, any business entity of which the Parent or such Consignee, as the case may be, at any time owns or controls directly or indirectly more than fifty percent (50%) of the outstanding shares of stock having voting power, regardless of whether such right to vote depends upon the occurrence of a contingency.

     Supervisory Policy: See ss.8.2.3(xviii).

     Tax Allocation Agreement: That certain Tax Allocation Agreement dated as of November 1, 1992, between Finlay and the Parent, as the same is currently in effect.

     Total Commitment. The sum of the Commitments of the Institutions, as in effect from time to time.

     Vendor Agreement: Those certain letter agreements, substantially in the form of Exhibit B hereto, addressed by each of the consignment vendors listed on
Schedule III hereto, respectively (as such Schedule III may be amended from time to time pursuant to ss.8.2.7 hereof) to the Agent.

                            2. CONSIGNMENT FACILITY.

     2.1. Agreement to Make Purchases and Consignments of Precious Metal.

          (a) Subject to the terms and conditions set forth in this Consignment Agreement, the Agent agrees, at the option of the Consignees, that it will, on behalf of the Institutions, purchase from and consign back to the Consignees (each such purchase and consignment, a

     "Purchase and Consignment"), from time to time between the date hereof and the Maturity Date, upon Notice by a Consignee to the Agent given in accordance with ss.2.2, such amounts of the Precious Metal content of Eligible Specified Gold Jewelry as such Consignee shall request under the terms and conditions of this Agreement. Notwithstanding the foregoing, in no event will the Agent be obligated to make a Purchase and Consignment if either the Fair Market Value of all Consigned Precious Metal or the number of troy ounces of all Consigned Precious Metal (after giving effect to all amounts requested) exceeds the Consignment Limit. Notwithstanding the foregoing, (i) for at least one period of seven consecutive days during each month from January 1 through October 31 of each year, and (ii) for at least one day during each week from November 1 through December 31 of each year, the Consignees shall assure that the outstanding amount of Consigned Precious Metal does not exceed the sum of (i) the number of troy ounces of the Precious Metal content of Eligible Specified Gold Jewelry of the Consignees (including Consigned Precious Metal), plus (ii) the amount of Eligible Cash Deposits divided by the Second London Gold Fixing for any day of reference.

          (b) The purchase price to be paid by the Agent on behalf of the Institutions for the Precious Metal content of Eligible Specified Gold Jewelry in respect of each Purchase and Consignment shall be, at the Consignees' option, (i) the Fair Market Value of such Precious Metal content two (2) Business Days prior to the Drawdown Date of such Purchase and Consignment, (ii) the Spot Value of such Precious Metal content two (2) Business Days prior to the Drawdown Date of such Purchase and Consignment, or (iii) the amount of troy ounces of such Precious Metal content. Each request for a Purchase and Consignment hereunder shall constitute a representation and warranty by each Consignee that the conditions set forth in ss.7 have been satisfied on the date of such request.

          (c) This Agreement is intended to be a true consignment agreement. Upon each Purchase and Consignment, the Agent shall take title to the Precious Metal content of such Eligible Specified Gold Jewelry which is the subject of such Purchase and Consignment. Thereafter, title to such Precious Metal shall remain in the Agent and shall not vest in the Consignee of such Precious Metal until the Agent has received payment for such Consigned Precious Metal in accordance with the requirements of ss.ss.2.4 or 2.6, as applicable. If, notwithstanding the foregoing, it is determined for any reason that the consignment created hereby is one intended as security or that the consignment is a sale or return or other sale, the Consigned Precious Metal shall constitute Collateral under the terms of the Security Agreement, and the terms of the Security Agreement shall govern the Agent's and the Institutions' security interest therein. Following each Purchase and Consignment, the Consignees shall bear the entire risk of loss, theft, damage or destruction of the Consigned Precious Metal from any cause whatsoever, whether or not insured, and the Consignees agree to hold the Consigned Precious Metal in trust for the Agent and the Institutions (until the Agent has received payment for such Consigned Precious Metal in accordance with the requirements of ss.ss.2.4 or 2.6, as applicable) and to indemnify and hold harmless the Agent and the Institutions against any and all liabilities, damages, losses, costs, expenses, suits, claims, demands or judgment of any nature (including, without limitation, attorneys' fees and expenses) arising from or connected with any loss, theft, damage or destruction of the Consigned Precious Metal.

          (d) Each Consignee irrevocably authorizes the Agent, at or about the time of the Drawdown Date of any Purchase and Consignment or at the time of any payment or Redelivery with respect to Consigned Precious Metal, to make an appropriate notation in the records of the Agent customarily maintained by the Agent reflecting the making of such Purchase and Consignment or the receipt of such payment or Redelivery. The outstanding amount of Consigned Precious Metal set forth in the records of the Agent customarily maintained by the Agent shall be prima facie evidence of the amount thereof owing and unpaid or not Redelivered, but the failure to record or any error in so recording any such amount in the records of the Agent shall not limit or otherwise affect the obligations of any Consignee hereunder to make payments or Redeliveries in accordance with the terms hereof.

          (e) The Agent shall provide the Consignees with a monthly statement of the quantity of Consigned Precious Metal held by the Consignees (a "Consigned Precious Metal Statement"). If the Consignees do not agree with the information reported in the Consigned Precious Metal Statement, the Consignees shall give Notice of such disagreement to the Agent within fifteen (15) days following the date of receipt of such Consigned Precious Metal Statement. If the Consignees fail to give Notice to the Agent within such fifteen (15) day period, each Consignee shall be deemed to have affirmed the accuracy of the information reported in the Consigned Precious Metal Statement and to have waived any claim that any Consignee may have by reason of a dispute as to such Consigned Precious Metal Statement. At least once each year, the Consignees shall provide the Agent with a written confirmation, signed by duly authorized officers of the Consignees, of the quantity of Consigned Precious Metal as of the date of such confirmation. Upon and after the occurrence of an Event of Default, each Consignee shall provide to the Agent, on a daily basis, written confirmation, in form acceptable to the Agent, of the quantity and location of all Consigned Precious Metal and Specified Gold Jewelry.

     2.2. Requests For Purchases and Consignments. The Consignees shall give to the Agent Notice of each Purchase and Consignment requested hereunder (a "Purchase and Consignment Request") no later than 2:00 p.m. two (2) Business Days prior to the proposed Drawdown Date of any Consignment

Base Rate Amount or Consignment Fixed Rate Amount. Each such Notice shall specify (i) the number of troy ounces of Precious Metal content of Eligible Specified Gold Jewelry to be purchased and consigned, (ii) the proposed Drawdown Date of such Purchase and Consignment, (iii) whether such Purchase and Consignment is to be a Consignment Fixed Rate Amount or a Consignment Base Rate Amount, (iv) if such Purchase and Consignment is to be a Consignment Fixed Rate Amount, the Interest Period applicable to such Purchase and Consignment, (v) whether the purchase price for such Purchase and Consignment pursuant to ss.2.1(b) is to be determined by reference to the Fair Market Value, the Spot Value or the number of troy ounces, and (vi) whether the purchase price for such Purchase and Consignment pursuant to ss.2.1(b) (whether in Dollars or in ounces) is to be delivered to the Consignees or to a third party designated by the Consignees. Promptly after receipt of any such Purchase and Consignment Request, the Agent shall notify each of the Institutions thereof. Each Purchase and Consignment Request shall be irrevocable and binding on the Consignees and shall obligate the Consignees to sell and take on consignment such Precious Metal content of Eligible Specified Gold Jewelry on the proposed Drawdown Date. Each Purchase and Consignment Request for Consignment Base Rate Amounts shall, unless otherwise agreed by the Agent, be in a minimum aggregate amount of 1,000 troy ounces or an integral multiple of one hundred (100) troy ounces in excess thereof, and each Purchase and Consignment Request for Consignment Fixed Rate Amounts shall, unless otherwise agreed by the Agent, be in a minimum aggregate amount of three thousand (3,000) troy ounces or an integral multiple of one thousand (1,000) troy ounces in excess thereof.

     2.3. Daily Consignment Fee. With respect to Consigned Precious Metal, the Consignees jointly and severally agree to pay to the Agent, for the accounts of the Agent and the Institutions to be allocated amount them as set forth below, a consignment fee (the "Daily Consignment Fee") equal to:

          (a) for each day with respect to Consignment Base Rate Amounts, the product of the Consignment Base Rate times a fraction, the numerator of which is one (1) and the denominator of which is three hundred and sixty
     (360) times the Fair Market Value (as of such date) of Consigned Precious Metal outstanding on such day which are Consignment Base Rate Amounts; and

          (b) for each day during each Interest Period with respect to Consignment Fixed Rate Amounts, the product of the Consignment Fixed Rate applicable to such Interest Period times a fraction, the numerator of which is one (1) and the denominator of which is three hundred and sixty (360) times the Fair Market Value (as of such date) of Consigned Precious Metal outstanding for such Interest Period which are Consignment Fixed Rate Amounts.

The Daily Consignment Fee for each day shall be allocated as follows: (i) for the account of the Institutions in accordance with their respective Commitment

Percentages, that portion of the Daily Consignment Fee for such day equal to the product of (A) one and three quarters percent (1.75%) times (B) a fraction, the numerator of which is one (1) and the denominator of which is three hundred and sixty (360) times the Fair Market Value (as of such date) of Consigned Precious Metal outstanding on such day and (ii) for the account of the Fronting Institutions (other than the Agent) in accordance with their respective Commitment Percentages, that portion of the Daily Consignment Fee for such day equal to the product of (A) the Consignment Fixed Rate applicable to such Interest Period minus one and three quarters percent (1.75%) times (B) a fraction, the numerator of which is one (1) and the denominator of which is three hundred and sixty (360) times the Fair Market Value (as of such date) of Consigned Precious Metal outstanding on such day which are Consignment Fixed Rate Amounts, and (iii) for the account of the Agent the remainder of the Daily Consignment Fee for such day. The Daily Consignment Fee with respect to Consignment Base Rate Amounts shall be payable monthly in arrears on the first Business Day of each calendar month, commencing on the first such date following the date hereof, with a final payment on the Maturity Date. The Daily Consignment Fee with respect to Consignment Fixed Rate Amounts shall be payable on the last day of each Interest Period applicable thereto, with a final payment on the Maturity Date. Notwithstanding the foregoing, upon the occurrence and during the continuance of an Event of Default, the Daily Consignment Fee shall be an amount equal to the Base Rate plus two percent (2%).

     2.4. Payment on Account of Repurchase or Redelivery of Consigned Precious Metal.

          (a) Upon the occurrence of an Event of Default (other than an Event of Default described in ss.ss.9.1(j) and 9.1(k)) and upon Notice from the Agent to the Consignees of the purchase referred to below, unless the Consignees shall, on the date of dispatch of such Notice, immediately Redeliver to the Agent an amount of Precious Metal, in bullion form (which Precious Metal shall be subject to no Liens), equal to all outstanding Consigned Precious Metal, the Consignees shall be deemed to have purchased from the Agent, on the date of dispatch of such Notice, all outstanding Consigned Precious Metal at the then applicable Fair Market Value thereof, and the Consignees shall immediately pay (such obligation to pay to be borne jointly and severally by the Consignees) to the Agent such amount equal to the Fair Market Value of all outstanding Consigned Precious Metal.

          (b) If, on any date, either the number of troy ounces or the Fair Market Value of all Consigned Precious Metal shall exceed the Consignment Limit, the Agent shall calculate the amount of Consigned Precious Metal (measured in troy ounces) of such excess, and the Consignees jointly and severally agree to either (i) pay to the Agent an amount in Dollars equal to the Fair Market Value (on the Business Day following the date of determination) of such excess plus twenty-five cents

     ($0.25) per troy ounce of such excess, and the Agent shall be deemed to have sold to the Consignees an amount of Consigned Precious Metal equal to such excess, (ii) Redeliver to the Agent Consigned Precious Metal in quantities (measured in troy ounces) equal to such excess, or (iii) Redeliver to the Agent, Precious Metal, in bullion form, in an amount (measured in troy ounces) equal to the amount of such excess; provided, that any such Precious Metal Redelivered to the Agent in bullion form shall not be subject to any Lien.

          (c) In connection with any sale by any Consignee of Consigned Precious Metal (other than as part of a Purchase and Consignment pursuant to the terms hereof), so long as no Default or Event of Default has occurred and is continuing, the Consignees jointly and severally agree that they shall immediately either (i) pay to the Agent an amount in Dollars equal to the Fair Market Value (on the Business Day following the date of such sale) of such sold Consigned Precious Metal plus twenty-five cents ($0.25) per troy ounce of such sold Consigned Precious Metal, (ii) Redeliver to the Agent, Precious Metal, in bullion form, in an amount (measured in troy ounces) equal to the amount of such sold Consigned Precious Metal; provided, that any such Precious Metal Redelivered to the Agent in bullion form shall not be subject to any Lien, or (iii) Redeliver to the Agent additional Eligible Specified Gold Jewelry (which Redelivery, if the Consignees shall not have purchased such sold Consigned Precious Metal pursuant to clause (i) hereof or Redelivered such Precious Metal, in bullion form, pursuant to clause
     (ii) hereof, shall be automatic) which shall constitute Consigned Precious Metal in quantities equal to any Consigned Precious Metal sold. At all times following the occurrence and during the continuance of an Event of Default, upon any sale by any Consignee of Precious Metal which prior to such Consignee's purchase thereof pursuant to ss.2.4(a) constituted Consigned Precious Metal, the Consignees shall (except as otherwise provided in the Intercreditor Agreement) hold the proceeds of such sale in trust for the Agent and shall immediately deliver to the Agent the proceeds of such sale to be applied to the Obligations in accordance with ss.9.4 hereof. Prior to the occurrence of a Default or an Event of Default and absent other instruction by the Consignees, the Agent shall apply Dollar amounts received to reduction of Consigned Precious Metal, for application first to Consignment Base Rate Amounts and then to Consignment Fixed Rate Amounts and, subject to a Gold Settlement, for allocation among the Fronting Institutions in accordance with their respective Commitment Percentages of the Consignment Fixed Rate Amounts reduced.

          (d) At any time before the Maturity Date, any Consignee may, at its election, purchase any or all Consigned Precious Metal from the Agent in whole or in part, without penalty, provided that any full or partial repurchase of the outstanding amount of Consignment Fixed Rate Amounts of Consigned Precious Metal pursuant to this ss.2.4(d) may be made only on the last day of the Interest Period relating thereto. The

     Consignees shall give the Agent, no later than 2:00 p.m.,  Boston time, two
     (2) Business Days' prior Notice of any proposed purchase of Consigned Precious Metal specifying the amount of Consigned Precious Metal to be so purchased, the proposed date of purchase and the identity of the Consignee making such purchase, which Notice shall be irrevocable and binding on the Consignees and shall obligate the Consignees to purchase such Consigned Precious Metal on the proposed date of purchase. Each such purchase of Consignment Base Rate Amounts shall, unless otherwise agreed by the Agent, be in a minimum amount of one thousand (1,000) troy ounces or an integral multiple of one hundred (100) troy ounces in excess thereof, with accrued Daily Consignment Fees on the Consignment Base Rate Amounts so purchased being due on the earliest to occur of a Default or Event of Default and the first day of the calendar month following the calendar month in which such purchase is made, and each such purchase of Consignment Fixed Rate Amounts shall, unless otherwise agreed by the Agent, be in a minimum amount three thousand (3,000) troy ounces or an integral multiple of one thousand (1,000) troy ounces in excess thereof and shall be accompanied by a payment of all accrued but unpaid Daily Consignment Fees on the amount so purchased. Each such purchase shall be at a price equal to, at the Consignees' option, (i) the sum of (A) the Fair Market Value of Precious Metal two (2) Business Days prior to the date of the Consignee's purchase of Consigned Precious Metal, plus (B) twenty-five cents ($0.25) per troy ounce of Precious Metal being purchased, or (ii) the Spot Value on the date of the Agent's receipt of the Notice described above, and, prior to the occurrence of a Default or an Event of Default, shall be applied to effect a reduction of Consigned Precious Metal, for application first to Consignment Base Rate Amounts and then to Consignment Fixed Rate Amounts for allocation among the Fronting Institutions other than the Agent in accordance with their respective Commitment Percentages of the Consignment Fixed Rate Amounts reduced; provided, however, that, in lieu of paying in Dollars the Fair Market Value, or Spot Value, as the case may be, of such Consigned Precious Metal, the Consignees may, at their option, Redeliver to the Agent, Precious Metal, in bullion form, in an amount (measured in troy ounces) equal to the amount of Consigned Precious Metal being purchased; provided, that any such Precious Metal Redelivered to the Agent in bullion form shall not be subject to any Lien.

          (e) All purchases of Consignment Fixed Rate Amounts prior to the end of an Interest Period shall jointly and severally obligate the Consignees to pay any breakage costs associated with such Consignment Fixed Rate Amounts in accordance with ss.4.3 hereof.

          (f) The Consignees shall have the right at any time and from time to time upon five (5) Business Days' prior written notice to the Agent to reduce the Total Commitment by $5,000,000 or an integral multiple thereof; provided that the Total Commitment shall not be reduced below $10,000,000 at any time; and provided further that any repurchase of any outstanding amount of Consignment Fixed Rate Amounts of Consigned Precious Metal resulting from any such reduction of the Total Commitment pursuant to this ss.2.4(f) may be made only on the last day of the Interest Period relating thereto and provided further that any such reduction in the Total Commitment shall result in a pro rata reduction in the Commitments of each Institution. Promptly after receiving any notice of the Consignees delivered pursuant to this ss.2.4(f), the Agent will notify the Institutions of the substance thereof. Upon the effective date of any such reduction of the Total Commitment, the Consignees shall, at their option,
     (a) purchase from the Agent all Consigned Precious Metal outstanding in excess of such reduced Total Commitment by paying to the Agent, for the respective accounts of the Fronting Institutions to the extent the Consignment Fixed Rate Amounts are reduced, an amount equal to the Fair Market Value as of such date of the amount of such excess Consigned Precious Metal plus twenty-five cents ($0.25) per troy ounce of such excess Consigned Precious Metal, together with any and all accrued and unpaid Daily Consignment Fees and other amounts accrued thereon, or (b) Redeliver to the Agent, for its own account, and for the respective accounts of the Fronting Institutions to the extent that Consignment Fixed Rate Amounts are reduced, Precious Metal, in bullion form, in an amount (measured in troy ounces) equal to all Consigned Precious Metal outstanding in excess of such reduced Total Commitment, together with any and all accrued and unpaid Daily Consignment Fees and other amounts accrued thereon. No reduction of the Total Commitment pursuant to this ss.2.4(f) may be reinstated.

     2.5. Conversion Options.

          (a) Prior to the occurrence of a Default or an Event of Default, the Consignees may elect from time to time to have the Daily Consignment Fee applicable to portions of Consigned Precious Metal outstanding which are not subject to a Settlement calculated based upon either the Consignment Base Rate or Consignment Fixed Rate, provided that (i) with respect to any such conversion of Consigned Precious Metal, the Consignees shall give the Agent, no later than 2:00 p.m. (Boston time), at least two (2) Eurodollar Business Days' prior Notice of such election; and (ii) with respect to any such conversion of a Consignment Fixed Rate Amount into a Consignment Base Rate Amount or another Consignment Fixed Rate Amount, such conversion shall only be made on the last day of the Interest Period with respect thereto. All or any part of outstanding Consigned Precious Metal may be converted into a Consignment Fixed Rate Amount or Consignment Base Rate Amount as provided herein, provided that any partial conversion of Consignment Base Rate Amounts shall, unless otherwise agreed by the Agent, be for Precious Metal in a minimum amount at least equal to one thousand (1,000) troy ounces or an integral multiple of one hundred (100) troy ounces in excess thereof and any partial conversion of Consignment Fixed Rate Amounts shall, unless otherwise agreed by the Agent, be for Precious Metal in an amount equal to three thousand (3,000) troy ounces or an integral multiple of one thousand (1,000) troy ounces in excess thereof. Each conversion request relating to the conversion of Consigned Precious Metal to a Consignment Fixed Rate Amount shall be irrevocable by the Consignees.

          (b) Prior to the occurrence of a Default or an Event of Default, Consigned Precious Metal may be continued as Consignment Fixed Rate Amounts upon the expiration of an Interest Period with respect thereto by compliance by the Consignees with the notice provisions contained in ss.2.5(a).

          (c) Any conversion to or from Consignment Fixed Rate Amounts shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of all Consignment Fixed Rate Amounts having the same Interest Period shall not be less than three thousand (3,000) troy ounces or a whole multiple of one thousand (1,000) troy ounces in excess thereof.

     2.6. Repurchase at Maturity. Subject to the option set forth in clause (b) of this ss.2.6, there shall become absolutely due and payable on the Maturity Date, an amount in Dollars (the "Final Repayment Amount") equal to the Fair Market Value as of the Maturity Date of the outstanding amount of Consigned Precious Metal plus twenty-five cents ($0.25) per troy ounce of such outstanding Consigned Precious Metal, together with any and all accrued and unpaid Daily Consignment Fees and other amounts accrued thereon, and the Consignees jointly and severally agree, on the Maturity Date and at their option, (a) to purchase from the Agent all Consigned Precious Metal and to pay to the Agent all amounts constituting the Final Repayment Amount or (b) to Redeliver to the Agent, Precious Metal, in bullion form, in an amount (measured in troy ounces) equal to all Consigned Precious Metal outstanding, together with payment of all other amounts owed under this Agreement.

     2.7. Overdue Amounts. Any amount not paid when due under this Agreement shall bear interest at two percent (2%) in excess of the Base Rate until paid in full (whether or not this Agreement has been terminated), whether before or after judgment.

     2.8. Settlements for Consignments.

          (a) On each Settlement Date, the Agent shall, not later than 11:00 a.m. (Boston time), give telephonic or facsimile notice (i) to the Fronting Institutions and the Consignees of the outstanding amount of Consigned Precious Metal which is, or is intended to be, subject to a Consignment Fixed Rate and (ii) to the Fronting Institutions of the amount (a
     "Settlement Amount") that each Fronting Institution (each, a "Settling Fronting Institution") shall pay to effect a Settlement. A statement of the Agent submitted to the Fronting Institutions and the Consignees or to the Fronting Institutions with respect to any amounts owing under this ss.2.8 shall be prima facie evidence of the amount due and owing. Each Settling Fronting Institution shall, not later than 3:00 p.m. (Boston time) on such Settlement Date, effect a transfer of Precious Metal to the Agent in the amount of such Fronting Institution's Settlement Amount.

          (b) The Agent may, unless notified to the contrary by any Fronting Institution prior to a Settlement Date, assume that such Institution has made available to the Agent on such Settlement Date the amount of such Fronting Institution's Settlement Amount. If any Fronting Institution makes available to the Agent such amount on a date after such Settlement Date, such Fronting Institution shall pay to the Agent on demand an amount determined by the Agent which will compensate the Agent for any loss, cost or expense (including loss of anticipated profits) that the Agent sustains as a result of such Fronting Institution's failure to deliver such amounts.

          (c) The failure or refusal of any Fronting Institution to make available to the Agent at the aforesaid time and place on any Settlement Date the amount of its Settlement Amount (i) shall not relieve any other Fronting Institution from its several obligations hereunder to make available to the Agent the amount of such other Fronting Institution's Settlement Amount and (ii) shall not impose upon such other Fronting Institution any liability with respect to such failure or refusal or otherwise increase the Commitment of such other Fronting Institution. If such Fronting Institution's Settlement Amount is not made available to the Agent by such Fronting Institution within three (3) Business Days following such Settlement Date, the Agent shall be entitled to recover such amount from the Consignees on demand (the Consignees to be jointly and severally liable therefor), with consignment fees thereon at the rate per annum applicable to the Consignment Base Rate Amounts as of such Settlement Date.

     2.9.   Obligations  of  the   Participating   Institutions  in  Respect  of
Consignments. In the event that the Consignees shall fail to repurchase or Redeliver to the Agent any Consigned Precious Metal in accordance with the terms of this ss.2, each Participating Institution severally agrees that it shall be absolutely liable, without regard to the occurrence of any Default or Event of Default or any other condition precedent whatsoever, upon demand by the Agent either (a) pay to the Agent an amount in Dollars equal to the Fair Market Value (on the Business Day following the date of determination) of such excess plus twenty-five cents ($0.25) per troy ounce of such excess of (i) in the case of Participating Institutions which are not Fronting Institutions, such Participating Institution's Commitment Percentage of such Consigned Precious Metal and (ii) in the case of Fronting Institutions, the difference between such Fronting Institution's Commitment Percentage of such Consigned Precious Metal and such Fronting Institution's Commitment Percentage of Consignment Fixed Rate Amounts with respect to which the Fronting Institution has made a Settlement or
(b) deliver to the Agent an amount of Precious Metal equal to (i) in the case of Participating Institutions which are not Fronting Institutions, such Participating Institution's Commitment Percentage of such Consigned Precious Metal and (ii) in the case of Fronting Institutions, the difference between such Fronting Institution's Commitment Percentage of such Consigned Precious Metal and such Fronting Institution's Commitment Percentage of Consignment Fixed Rate Amounts with respect to which the Fronting Institution has made a Settlement (such agreement of a Participating Institution or Fronting Institution being called herein the "Consignment Participation" of such Institution). If any Institution shall fail to make the payment or delivery required hereby, it shall also be liable to the Agent for any hedging or other cost incurred by the Agent in its discretion. Each such payment or delivery made by a Participating
Institution shall be treated as the purchase by such Institution of a participating interest in such Purchase and Consignment in an amount equal to its Commitment Percentage thereof. Each Participating Institution shall share in accordance with its participating interest in any Daily Consignment Fees which accrue with respect to such Purchase and Consignment pursuant to ss.2.3 as if such Participating Institution was the Agent with respect to its participating interest.

     2.10 Change in Fronting Institutions' Commitment Percentages. In the event of any change in the Fronting Institutions' respective Commitment Percentages as a result of any assignment by any Institution of any interests, rights and obligations under this Agreement in accordance with ss.14 or any election of any assignee Institution as to whether to become a Fronting Institution, any Fronting Institution whose Commitment Percentage has increased as a result of such change shall purchase from the Fronting Institution whose Commitment Percentage has decreased as a result of such change that percentage equal to the resulting increase in such Fronting Institution's Commitment Percentage of all Consignment Fixed Rate Amounts multiplied by the Fair Market Value thereof as of the effective date of such change.

                              3. INSURANCE; TAXES.

     3.1. Insurance.

          (a) Each Consignee, at its sole cost and expense, shall, and, where applicable, shall cause each of its Subsidiaries to, procure and maintain
     (i) property insurance to cover all locations where Specified Gold Jewelry or other properties or assets of such Consignee or such Subsidiary will be located on an all risk form, including flood and earthquake and such other insurance (including but not limited to, fidelity insurance for all employees, including officers) with respect to the Specified Gold Jewelry and all other properties and assets of such Consignee or such Subsidiary as may from time to time be reasonably required by the Agent and as shall be in accordance with such insurance customarily maintained by owners or users of such properties and assets in similar businesses in similar geographic
     areas,  and  (ii)  commercial   general   liability   insurance,
     workers' compensation insurance, business interruption insurance and such other insurance with respect to its business properties or assets as may from time to time be reasonably required by the Agent and as shall be in accordance with such insurance customarily maintained by businesses engaged in similar activities in similar geographic areas. All insurance provided for in this ss.3.1 shall be effected under valid and enforceable policies, in such forms, in such amounts and with such deductibles as may from time to time be reasonably required by the Agent, issued by financially sound and responsible insurance companies which are qualified in the jurisdiction in which the Specified Gold Jewelry and such other property and assets are located, or are approved under the applicable states' surplus lines insurance laws. On or prior to the first Drawdown Date hereunder and promptly following any renewal, extension or replacement of any insurance policy maintained pursuant hereto, the Consignees shall deliver to the Agent such certificates of insurance or endorsements to the Consignees' (and such Subsidiaries') insurance policies as shall be reasonably acceptable to the Agent, demonstrating the Consignees' compliance with the provisions of this ss.3.1. Upon request of the Agent, as soon as practicable following the date hereof and following any renewal, extension or replacement of any insurance policy maintained pursuant hereto, the Consignees shall deliver to the Agent copies of all insurance policies (together with Accord Form 27 (2/84) or other similar forms satisfactory to the Agent) evidencing the insurance coverage required by the Agent. All policies of insurance shall provide for thirty (30) days notification in advance of any cancellation, non-renewal or material change in policy conditions, including cancellation for non-payment of premium. All policies of insurance provided for or contemplated by this Agreement with respect to Specified Gold Jewelry shall name the Agent, for the benefit of the Institutions and the Agent, as an additional insured (with respect to liability insurance policies) or loss payee (with respect to property insurance policies), as its interest may appear.

          (b) All property insurance policies provided for or contemplated by this Agreement shall contain clauses or endorsements to the effect that no act or negligence of any Consignee or any of its Subsidiaries, or anyone acting for any Consignee or any such Subsidiary, which might otherwise result in a forfeiture of such insurance or any part thereof shall in any way affect the validity or enforceability of such insurance insofar as the Agent is concerned.

          (c) Losses under each policy of insurance provided for or contemplated by this ss.3.1 shall be adjusted with the insurers and/or underwriters and paid directly to the Agent and the Consignees or, as the case may be, any of its Subsidiaries, as their interests may appear. As between the Agent and the Consignees, the Consignees jointly and severally agree to pay all costs and expenses of collecting or recovering any insurance proceeds under such policies, including, but not limited to, any and all fees of attorneys, appraisers and adjusters.

     3.2. Taxes, Etc.; Certain Rights of the Agent.

          (a) Each Consignee will, and will cause each of its Subsidiaries to, make or file all federal and state income and all other tax returns, reports and declarations at the times required by any jurisdiction to which any of them is subject, except where the failure to do so does not have and could not reasonably be expected to have a Materially Adverse Effect, and set aside, on its books, provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. Each Consignee will, and will cause its Subsidiaries to, pay all material taxes, assessments and other governmental charges (including without limitation all sales taxes and withholding taxes) shown or determined to be due on such returns, reports and declarations, and including without limitation, all such taxes, assessments and governmental charges upon the Consigned Precious Metal or Specified Gold Jewelry or other properties or assets of such Consignee or such Subsidiary, prior to the date on which penalties attach thereto, unless (A) such Consignee or such Subsidiary shall be contesting, in good faith by appropriate proceedings, the validity or amount of any such taxes, assessments or governmental charges, (B) such Consignee or such Subsidiary has established adequate reserves in accordance with GAAP with respect thereto, and (C) no Lien (other than Liens which, in the aggregate, are permitted under ss.8.2.2(ix) hereof) arising from the non-payment thereof when due has attached to any property or assets of such Consignee or any of its Subsidiaries in a manner which could have priority over the Lien of the Agent thereon and there is no imminent risk of the sale of or foreclosure on any property or assets of such Consignee or any of its Subsidiaries by the holder of any Liens arising from the non-payment thereof when due. No Consignee will use the Consigned Precious Metal or Specified Gold Jewelry in violation of any statute or ordinance. The Agent may examine and inspect the Consigned Precious Metal or Specified Gold Jewelry at any time during normal business hours (provided that no unreasonable interference with the Consignees' business shall result therefrom), wherever located, and each Consignee agrees to keep all records relating to the Consigned Precious Metal at its Principal Office.

          (b) At its option, upon the occurrence and during the continuance of an Event of Default, the Agent may discharge Liens, security interests or other encumbrances at any time levied or placed on the Consigned Precious Metal or Specified Gold Jewelry (which are not being contested in good faith), may pay for insurance on the Consigned Precious Metal or Specified Gold Jewelry and may pay for the maintenance and preservation of the Consigned Precious Metal or Specified Gold Jewelry. The Consignees jointly and severally agree to reimburse the Agent on demand for any payment made, or any expense incurred, by the Agent in connection with the foregoing, together with interest thereon at the Base Rate plus two percent (2%), computed from the date of such payment or expense until paid.

                          4. CHANGES IN CIRCUMSTANCES.

     4.1. Capital Adequacy. If after the date hereof any Institution or the Agent determines that (i) the adoption of or any change in any banking law, rule, regulation or guideline or the administration thereof (whether or not having the force of law), or (ii) compliance by any Institution or the Agent or such Institution's or the Agent's parent bank holding company with any guideline, request or directive (whether or not having the force of law), has the effect of reducing the return on such Institution's or the Agent's or such holding company's (as the case may be) capital as a consequence of such Institution's Commitment or the Purchases and Consignments to a level below that which such Institution, the Agent or such holding company (as the case may be) could have achieved but for such adoption, change or compliance by any amount deemed by the such Institution or the Agent (as the case may be) to be material, such Institution or the Agent (as the case may be) may notify the Consignees thereof. The Consignees jointly and severally agree to pay such Institution or the Agent (as the case may be) the amount of the Consignees' allocable share of the amount of such reduction in the return on capital as and when such reduction is determined, upon presentation by the Agent or such Institution of a statement in the amount and setting forth the Agent's or such Institution's calculation thereof, which statement shall be deemed true and correct absent manifest error. The Agent or such Institution (as the case may be) agree to allocate shares of such reduction among the Consignees and the Agent's or such Institution's other customers similarly situated on a fair and non-discriminatory basis.

     4.2. Inability to Determine Eurodollar Rate or Consignment Fixed Rate. In the event, prior to the commencement of any Interest Period relating to any Consignment Fixed Rate Amount, the Agent shall determine in good faith that adequate and reasonable methods do not exist for ascertaining the Eurodollar Rate or the Contango Rate that would otherwise determine the rate of interest to be applicable to any Consignment Fixed Rate Amount during any Interest Period, the Agent shall forthwith give Notice of such determination and the basis therefor (which shall be conclusive and binding on the Consignees) to the Consignees. In such event (a) any request for Consignment Fixed Rate Amounts shall be automatically withdrawn, and shall be deemed a request for Consignment Base Rate Amounts, (b) each Consignment Fixed Rate Amount will automatically, on the last day of the then current Interest Period relating thereto, become a Consignment Base Rate Amount, and (c) the obligations of the Agent and the Institutions to make Consignment Fixed Rate Amounts shall be suspended until the Agent determines that the circumstances giving rise to such suspension no longer exist, whereupon the Agent shall so notify the Consignees.

     4.3. Illegality of Consignment Fixed Rate Amounts. Notwithstanding any other provisions herein, if any present or future law, regulation, treaty or directive or in the interpretation or application thereof shall make it unlawful for any Institution to make or maintain Consignment Fixed Rate Amounts, such Institution shall forthwith give Notice of such circumstances to the Consignees and thereupon (a) the commitment of such Institution to make Consignment Fixed Rate Amounts or convert Consigned Precious Metal into Consignment Fixed Rate Amounts shall forthwith be suspended, and (b) such Institution's Consigned Precious Metal then outstanding as Consignment Fixed Rate Amounts, if any, shall be converted automatically to Consignment Base Rate Amounts on the last day of each Interest Period applicable to such Consignment Fixed Rate Amounts or within such earlier period as may be required by law. The Consignees hereby jointly and severally agree promptly to pay to such Institution, upon demand by such Institution, any additional amounts necessary to compensate such Institution for any reasonable costs incurred by such Institution in making any conversion in accordance with this ss.4.3, including any interest or fees payable by such Institution to lenders of funds obtained by it in order to make or maintain its Consignment Fixed Rate Amounts hereunder.

     4.4. Indemnity. The Consignees jointly and severally agree to indemnify the Agent and each Institution and to hold the Agent and each Institution harmless from and against any loss, cost or expense (including loss of anticipated profits) that such Institution may sustain or incur as a consequence of (i) default by any Consignee in making a Purchase and Consignment, including a Purchase and Consignment as a Consignment Fixed Rate Amount, or a conversion after the Consignees have given (or are deemed to have given) a Purchase and Consignment Request or a conversion request relating thereto in accordance with ss.2.2 or ss.2.5 or (ii) the making of any payment of a Consignment Fixed Rate Amount or the making of any conversion of any such Consignment Fixed Rate Amount to a Consignment Base Rate Amount on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by such Institution to lenders of funds obtained by it in order to maintain any such Purchases and Consignments.

     4.5. Termination of Commitment. If, as a direct result of any of the changes in circumstances described in the foregoing provisions of this ss.4, a material increase shall occur in the amounts payable by the Consignees to the Agent or the Institutions under this Agreement, then the Consignees shall have the right within thirty (30) Business Days following such change in circumstances and upon five (5) Business Days' prior written notice to the Agent and the Institutions, to terminate the Total Commitment in full by repurchasing from the Agent all Consigned Precious Metal in accordance with the requirements of this ss.4.5; provided that any repurchase of any outstanding amount of Consignment Fixed Rate Amounts of Consigned Precious Metal resulting from any such termination of the Total Commitment pursuant to this ss.4.5 may be made only on the last day of the Interest Period relating thereto. Upon the effective date of any such termination of the Total Commitment, the

Consignees shall, at their option, (a) purchase from the Agent all Consigned Precious Metal outstanding by paying to the Agent an amount equal to the Fair Market Value as of such date of the amount of such Consigned Precious Metal plus twenty-five cents ($0.25) per troy ounce of such Consigned Precious Metal, together with any and all accrued and unpaid Daily Consignment Fees and other amounts accrued thereon, or (b) Redeliver to the Agent, Precious Metal, in bullion form, in an amount (measured in troy ounces) equal to all Consigned
Precious Metal outstanding, together with any and all accrued and unpaid Daily Consignment Fees and other amounts accrued thereon. No termination of the Total Commitment pursuant to this ss.4.5 may be reinstated.

                              5. FEES AND PAYMENTS.

     5.1. Fees. The Consignees jointly and severally agree to pay to the Agent for its own account the fees set forth in the Fee Letter. The Consignees shall also pay to the Agent, for the pro rata accounts of the Institutions, on the first day of each calendar month following the Closing Date and upon the earlier to occur of the Maturity Date or the date upon which the Commitment is no longer in effect, a commitment fee calculated at a rate per annum which is equal to one half of one percent (1/2%) of the average daily difference by which the Total Commitment amount (in Dollars) exceeds the aggregate of the Fair Market Value of all Consigned Precious Metal outstanding during the preceding calendar month or portion thereof; provided, however, that no such commitment fee shall accrue or be payable with respect to any calendar month or portion thereof during which the average Fair Market Value of all Consigned Precious Metal outstanding during such calendar month or portion thereof during which the Fair Market Value of all Consigned Precious Metal outstanding during such calendar month or portion thereof shall exceed $12,000,000.

     5.2. No Setoff, etc. All payments made by the Consignees hereunder or under any of the other Consignment Documents shall be made in Dollars in immediately available funds (except as otherwise provided with respect to Redeliveries of Precious Metal or Eligible Specified Gold Jewelry) at the Agent's office at 1 West Mezzanine, 15 Westminster Street, Providence, Rhode Island 02903, without set-off or counterclaim and without any withholding or deduction whatsoever (unless the Consignees are compelled to make such withholding or deduction pursuant to any law). If any such obligation is imposed upon any of the Consignees with respect to any amount payable by it hereunder or under any of the other Consignment Documents, the Consignees will, except as provided in ss.5.3, pay to the Agent, for the account of the Institutions or (as the case may be) the Agent, on the date on which such amount is due and payable hereunder or under such other Consignment Document, such additional amount in Dollars as shall be necessary to enable the Institutions or the Agent to receive the same net amount which the Institutions or the Agent would have received on such due date had no such obligation been imposed upon the Borrower. The Borrower will deliver promptly to the Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrower hereunder or under such other Loan Document. The Agent shall be entitled to charge any account of any Consignee with the Agent for any sum due and payable by any Consignee to the Agent or any Institution hereunder or under any of the other Consignment Documents. Except as otherwise expressly set forth herein, if any payment hereunder is required to be made on a day which is not a Business Day, it shall be paid on the immediately succeeding Business Day, with interest and any applicable fees adjusted accordingly. All computations of interest or of the commitment fee payable hereunder shall be made by the Agent on the basis of actual days elapsed and on a 360-day year.

     5.3. Institutions that are not U.S. Persons. (a) Each Institution that is not a U.S. Person as defined in Section 7701(a)(30) of the Code hereby agrees that, if and to the extent it is legally able to do so, it shall, prior to the date of the first payment by the Consignees hereunder to be made to such Institution or for such Institution's account, deliver to the Consignees and the Agent, as applicable, such certificates, documents or other evidence, as and when required by the Code or Treasury Regulations issued pursuant thereto, including two (2) duly completed copies of Internal Revenue Service Form W-8BEN or Form W-8ECI and any other certificate or statement of exemption required by Treasury Regulations, or any subsequent versions thereof or successors thereto, properly completed and duly executed by such Institution establishing that with respect to payments of any amounts hereunder including purchases in Dollars of Consigned Precious Metal and amounts which may be considered principal, interest or fees hereunder it is (i) not subject to United States federal withholding tax under the Code because such payment is effectively connected with the conduct by such Institution of a trade or business in the United States or (ii) totally exempt or partially exempt from United States federal withholding tax under a provision of an applicable tax treaty. Each Institution agrees that it shall, promptly upon a change of its lending office or the selection of any additional lending office, to the extent the forms previously delivered by it pursuant to this section are no longer effective, and promptly upon the Consignees' or the Agent's reasonable request after the occurrence of any other event (including the passage of time) requiring the delivery of a Form W-8BEN or Form W-8ECI in addition to or in replacement of the forms previously delivered, deliver to the Consignees and the Agent, as applicable, if and to the extent it is properly entitled to do so, a properly completed and executed Form W-8BEN or Form W-8ECI (or any successor forms thereto). Unless the Consignees and the Agent have received forms or other documents satisfactory to them indicating that such payments hereunder or under the other Consignment Documents are not subject to the United States federal withholding tax, the Consignees or the Agent shall withhold taxes from such payments at the applicable statutory rate, or a reduced rate pursuant to an applicable tax treaty if such Institution has delivered a form evidencing such tax treaty benefit.

     (b) Notwithstanding anything to the contrary set forth in the second sentence of ss.5.2, the Consignees shall not be required to pay any additional amounts to any Institution or the Agent for the account of the lending office of such Institution, pursuant to the second sentence of ss.5.2 above, if (i) the obligation to pay such additional amounts would not have arisen but for a failure by such Institution to comply with the provisions of paragraph (a) of this ss.5.3 or (ii) the Institution is not eligible, in respect of such lending office, for complete exemption from United States federal withholding tax with respect to payments of interest, principal or fees under this Agreement or under any of the other Consignment Documents, other than by reason of any change, after the Initial Date, of any applicable law, treaty or regulation by any governmental authority or other agency charged with the interpretation or administration thereof. For purposes of this subsection (d), the term "Initial Date" shall mean, with respect to any Institution which is a party hereto on the Closing Date, the Closing Date, and with respect to each assignee or transferee of any Institution, the date of the grant of the participation in, or transfer or assignment of an interest hereunder to such assignee or transferee.

     5.4. Payment and Redelivery. The Consignees may accomplish any purchase of Consigned Precious Metal required or permitted by ss.ss.2.4, 2.6 or 4.5 hereof, to the extent that such provision gives such Consignee an option to pay for such purchase in Dollars or by Redelivery of Consigned Precious Metal and/or Precious Metal in bullion form, by a combination of cash payment in Dollars and Redelivery of Consigned Precious Metal and/or Precious Metal in bullion form; provided that (i) the aggregate amount of Consigned Precious Metal paid for in Dollars (calculated in accordance with the requirements of the applicable provision of ss.ss.2.4, 2.6 or 4.5, including, where applicable, an additional twenty-five cents ($.25) per troy ounce for Dollar purchases calculated by reference to the Fair Market Value) and/or paid for by Redelivery of additional Consigned Precious Metal and/or paid for by Redelivery of Precious Metal in bullion form shall be equal to the aggregate amount of Consigned Precious Metal to be purchased, and (ii) such Consignee shall not have an option among such methods of purchase unless so specified in the applicable provision of this Agreement pursuant to which such purchase is being made.

     5.5. Maximum Rate of Interest. If for any reason it is determined that any fees or other charges or amounts due to the Agent or any Institution hereunder constitute interest under applicable law and, further, if such amounts determined to constitute interest shall be deemed by any court, governmental agency or tribunal of competent jurisdiction to exceed the maximum rate of interest permitted by the laws, rules or regulations of the applicable jurisdiction, then, during such time as such rate of interest would be deemed excessive, that portion of such interest which exceeds the maximum rate of interest so permitted shall be deemed to be a voluntary purchase of Consigned Precious Metal undertaken pursuant to ss.2.4(d) hereof at a price equal to the Spot Value of such Consigned Precious Metal deemed to be purchased as of the date of determination.

                       6. REPRESENTATIONS AND WARRANTIES.

     Each Consignee represents and warrants to the Agent on the date hereof, on the date of any Purchase and Consignment Request, and on each Drawdown Date that:

     6.1. Incorporation; Good Standing; Authorization. Each Consignee and its Subsidiaries is duly organized, validly existing, and in good standing, to the extent that such entity's jurisdiction of incorporation recognizes the concept of good standing, under the laws of its jurisdiction of incorporation and is duly qualified and in good standing in every other jurisdiction where it is doing business (except where the failure to so qualify in any such other jurisdiction where it is doing business has or could reasonably be expected to have a Materially Adverse Effect), and the execution, delivery and performance by each Consignee and each of its Subsidiaries of the Consignment Documents to which it is a party (i) are within its corporate authority, and (ii) have been duly authorized;

     6.2. Enforceability. Upon execution and delivery thereof, each Consignment Document shall constitute the legal, valid and binding obligation of each of each Consignee and its Subsidiaries party thereto, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally;

     6.3. Title to Properties; Leases. Subject to the provisions of ss.2.1(c) hereof, each Consignee has good and marketable title to all its material properties, subject only to Liens permitted hereunder, and possesses all assets, including intellectual properties (if any), leasehold interests, license rights, franchises and Consents, adequate for the conduct of its business as now conducted, without known conflict with any rights of others. Each Consignee maintains insurance policies which comply in all respects with ss.3.1 hereof;

     6.4. Financial Statements. The Consignees have provided to the Agent and the Institutions (i) the audited consolidated Financials of the Parent and its Subsidiaries as at January 29, 2000 and for the fiscal year then ended, (ii) the audited consolidated Financials of Finlay and its Subsidiaries as at January 29, 2000 and for the fiscal year then ended, (iii) the unaudited consolidated Financials of the Parent and its Subsidiaries for the fiscal quarter and nine month period ended on October 28, 2000 and the unaudited unconsolidated Financials of Finlay and its Subsidiaries for such quarter, and such Financials described in clauses (i), (ii) and (iii) are complete and correct in all material respects and fairly present the position of the Parent and its Subsidiaries and Finlay and its Subsidiaries, as the case may be, as at such date and for such period in accordance with GAAP consistently applied. The Consignees have also provided to the Agent and the Institutions their forecast of the consolidated operations of the Parent and its Subsidiaries for the period commencing February 4, 2001 and ending on or about February 2, 2002, and such forecast has been prepared in good faith based upon assumptions believed by each Consignee to be reasonable at the time made, it being recognized by the Agent and the

Institutions that such forecasts as to future events are not to be viewed as facts and that actual results during the period covered thereby may differ from the forecasted results;

     6.5. No Material Changes. Since October 28, 2000, there has been no change of any kind in the financial condition or business operations of the Parent or any of its Subsidiaries which has or could reasonably be expected to have a Materially Adverse Effect;

     6.6. Litigation. Except as set forth on Schedule IV hereto, there are no legal or other proceedings or investigations pending or, to the best of any Consignee's knowledge, threatened against any Consignee or any of its Subsidiaries before any court, tribunal or regulatory authority which have or could, if adversely determined, alone or together, be reasonably expected to have a Materially Adverse Effect;

     6.7. No Conflict. The execution, delivery, performance of its obligations, and exercise of its rights under the Consignment Documents by each Consignee, including Purchase and Consignments and borrowing under this Agreement (i) do not require any Consents except those obtained on or prior to the first Drawdown Date; and (ii) are not and will not be in conflict with or prohibited or prevented by (A) any Requirement of Law, in a manner which has or could reasonably be expected to have a Materially Adverse Effect, (B) any Charter Document, corporate minute or resolution, or (C) any instrument, agreement or provision thereof, in each case binding on it or affecting its property, in a manner which has or could reasonably be expected to have a Materially Adverse Effect;

     6.8. Compliance with other Instruments, Laws, etc. No Consignee is in violation of (i) any Charter Document, corporate minute or resolution, (ii) any instrument or agreement, in each case binding on it or affecting its property, in a manner, in the case of any violation in respect of this clause (ii), which has or could reasonably be expected to have a Materially Adverse Effect, or
(iii) any Requirement of Law, including, without limitation, all applicable federal and state tax laws, ERISA and Environmental Laws, in a manner, in the case of any violation in respect of this clause (iii), which has or could reasonably be expected to have a Materially Adverse Effect;

     6.9. Tax Status. The Parent and its Subsidiaries (i) have made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which any of them is subject, except where the failure to do so does not have and could not reasonably be expected to have a Materially Adverse Effect, (ii) have paid all material taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, prior to the date on which any fine, penalty, interest, late charge or loss could be added thereto for non-payment thereof (or any such fine, penalty, interest, late charge or loss has been paid) except those being contested in good faith and by appropriate proceedings for which adequate reserves have been taken and as to which no Lien (other than Liens which, in the aggregate, are permitted under ss.8.2.2(ix) hereof) arising from the non-payment thereof when due has attached to any property or assets of the Parent or any of its Subsidiaries in a manner which could have priority over the Lien of the Agent for the benefit of the Institutions and the Agent thereon and there is no imminent risk of the sale of or foreclosure on any property or assets of the Parent or any of its Subsidiaries by the holder of any Liens arising from the non-payment thereof when due, and (iii) have set aside on their books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply; there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of each Consignee and its Subsidiaries know of no basis for any such claim;

     6.10. Holding Company and Investment Company Acts. No Consignee or any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is any Consignee or its Subsidiaries an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

     6.11. Use of Proceeds. The proceeds of the Purchases and Consignments shall be used (i) initially to refinance or finance the purchase of the Precious Metal content of Specified Gold Jewelry and (ii) on an on-going basis, for financing and purchasing the Precious Metal content of Specified Gold Jewelry. No portion of the proceeds of any Purchase and Consignment is to be used for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224;

     6.12. No Event of Default. No Default or Event of Default has occurred and is continuing;

     6.13. Locations of Specified Gold Jewelry. Schedule II hereto sets forth all locations at which Specified Gold Jewelry is located;

     6.14. Other Credit. Finlay has in place not less than $100,000,000 of credit facilities in addition to the credit facilities provided under this Agreement;

     6.15. Perfection of Security Interest. Upon execution and delivery of the Security Documents and the filing of documents thereby required (including the filing of such financing statements or other notices necessary or appropriate in order to perfect and maintain the Agent's first priority Lien for the benefit of the Institutions and the Agent, subject to the terms of the Intercreditor Agreement, on the Collateral), the Agent for the benefit of the Institutions and the Agent shall have first-priority perfected Liens on the Collateral, subject only to Liens permitted hereunder and entitled to priority under applicable law and subject to the terms of the Intercreditor Agreement, with no financing statements, chattel mortgages, real estate mortgages or similar filings on record anywhere which conflict with such first-priority Liens of the Agent for the benefit of the Institutions and the Agent (other than financing statements filed against the Consignees (i) by the Dollar Agent, to the extent contemplated by the Intercreditor Agreement, and (ii) by consignment vendors which have executed a Vendor Agreement with respect to the collateral described in such financing statements);

     6.16. Subsidiaries. No Consignee is party to any partnership or joint venture; Schedule V hereto lists each of the Subsidiaries of each Consignee; and

                            7. CONDITIONS PRECEDENT.

     7.1. Closing Conditions. In addition to the making of the foregoing representations and warranties and the delivery of the Consignment Documents and such other documents and the taking of such actions as the Agent may require at or prior to the time of executing this Agreement, the obligation of the Agent and the Institutions to make the initial Purchase and Consignment hereunder is subject to the satisfaction of the following further conditions precedent:

          7.1.1. Consignment Documents. Each of the Consignment Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to the Agent and the Institutions; the Agent shall have received a fully executed copy of each such document.

          7.1.2. Financial Statements. The Agent and the Institutions shall have received the most recent audited consolidated Financials of the Parent and its Subsidiaries, the most recent unaudited monthly and quarterly consolidated Financials of the Parent and its Subsidiaries, the most recent audited consolidated Financials of Finlay and its Subsidiaries and the most recent unaudited monthly and quarterly consolidated Financials of Finlay and its Subsidiaries.

          7.1.3. Representations True; No Material Adverse Change. There shall have been no material misstatements in or omissions from the materials previously furnished to the Agent or any Institution for its review, and in the sole judgment of the Agent and the Institutions (i) the Financials delivered to the Agent shall fairly present the business and financial condition of the Parent and its Subsidiaries or, as the case may be, of Finlay and its Subsidiaries, for the periods covered thereby, and (ii) there shall have been no material adverse change in the business, assets, financial condition or prospects of the Parent and its Subsidiaries or Finlay and its Subsidiaries since the date of such Financials.

          7.1.4. Opinion of Counsel. The Agent and the Institutions shall have received a legal opinion satisfactory in form and substance to the Agent from Blank Rome Tenzer Greenblatt LLP, counsel to the Consignees.

          7.1.5. Satisfaction with Systems. The Agent and the Institutions shall be satisfied in their sole discretion with (i) the operations, procedures and systems of the Consignees relating to gold tracking and valuation, and
     (ii) the cash management systems of the Consignees.

          7.1.6. Perfection Certificates and UCC Search Results. The Agent shall have received from the Consignees a completed and fully executed Perfection Certificate and the results of UCC searches or other evidence satisfactory to the Agent (in each case dated as of a date reasonably satisfactory to the Agent) indicating the absence of Liens on the assets of the Consignees except for Liens permitted by ss.8.2.2 hereof and Liens for which termination statements and releases satisfactory to the Agent are being tendered prior to or concurrently with the initial extension of credit by the Agent.

          7.1.7. UCC Filings and Notices. The Agent shall have filed all such financing statements and given all such notices (including, without limitation, all notices and filings under Sections 2-326 and 9-114 of the
     UCC) as may be necessary or appropriate for the Agent to evidence the consignment arrangements contemplated hereby (and its ownership interest in all Consigned Precious Metal), to perfect its security interest in the Collateral, and to assure its first priority status Lien for the benefit of the Institutions and the Agent (subject to the terms and conditions of the Intercreditor Agreement) in the Collateral.

          7.1.8. Proceedings; Copies of Documents. All corporate and judicial proceedings and all instruments and agreements in connection with the transactions between the Consignees, the Institutions and the Agent contemplated by the Consignment Documents shall be reasonably satisfactory in form and substance to the Agent and the Institutions and the Agent and the Institutions shall have received all information and copies of all documents or papers reasonably requested by the Agent and the Institutions, including, without limitation, the Charter Documents, good standing certificates and certificates of foreign qualification of the Consignees and resolutions of the board of directors of the Consignees authorizing the transactions contemplated hereby and by each of the other Consignment Documents.

          7.1.9.  Copies of Agreements.  The Agent shall have received copies of
     (i) to the extent requested by the Agent, the Consignees' standard license agreements with Federated Department Stores and May Company under which Finlay is the licensee, (ii) to the extent requested by the Agent, such other license agreements with host department stores under which a Consignee is a licensee as the Agent shall reasonably request, and (iii) all such other material agreements of a Consignee as the Agent shall reasonably request (it being acknowledged and agreed by the Agent and the Institutions that such agreements and all information contained therein shall remain confidential and shall not, without the written consent of the Consignees, be disclosed by the Agent and the Institutions to any third party other than any employee, director, agent, attorney, accountant or other professional advisor of the Agent or an Institution except (A) to actual or potential assignees of or participants in the Purchases and Consignments and the Consignment Documents, provided that any such Person shall agree to treat in confidence all such information to the same extent that the Agent and the Institutions are required to treat such information, (B) in response to any request or order of any court or other governmental or regulatory authority having jurisdiction over the Agent or as required by any other Requirement of Law, and (C) where such information has been publicly disclosed other than in breach of this provision).

          7.1.10. License Arrangements. The Agent shall be satisfied in all respects with the Consignees' license arrangements with its host department stores, including without limitation, that the Inventory (including Specified Gold Jewelry) and Precious Metal (including Consigned Precious Metal) of the Consignees located at such host department stores is not subject to any prior Liens or claims of any such host department store or of any creditor of any such host department store.

          7.1.11. Intercreditor Agreement. An amendment and restatement of the Intercreditor Agreement shall have been duly executed and delivered by each of the Agent, the Dollar Agent and the Consignees, and such amendment and restatement of the Intercreditor Agreement shall be satisfactory in form and substance to the Agent and the Institutions and shall be in full force and effect.

          7.1.12. Insurance. The Agent shall have received evidence (including certificates of insurance and endorsements, if applicable) of all hazard, property, liability and other insurance maintained by the Consignees in accordance with the requirements of ss.3.1 hereof; such insurance shall be in such amounts and of such types as shall be reasonably satisfactory to the Agent; and the Agent shall be named as either loss payee or additional insured with respect to all Specified Gold Jewelry and Consigned Precious Metal, as required by the Agent, on each such policy of insurance.

          7.1.13. Fees. The Consignees shall have paid to the Agent and the Institutions all fees then payable as set forth herein or in the other Consignment Documents.

          7.1.14. Letter of Credit. The Letter of Credit, in form and substance satisfactory to the Agent, shall have been issued in favor of the Agent for the benefit of the Institutions and the Agent and shall have been delivered to the Agent.

          7.1.15. Approvals. There shall have been obtained, by all parties to the transaction, any director or shareholder approvals required by law for this Agreement and each of the other Consignment Documents and any necessary regulatory approvals, including without limitation, compliance with all state and federal laws applicable to any party to the transaction.

          7.1.16. Vendor Letters etc. The Consignees shall have received, (i) from each of the Approved Vendors listed on Schedule I hereto, (A) UCC-3 termination statements with respect to such Approved Vendor's existing financing statements previously filed against the Consignees, if any, (B) an Approved Vendor Agreement, and (C) such other documentation as the Agent shall deem necessary or appropriate in order to establish, preserve and maintain its first priority perfected Lien in all Specified Gold Jewelry, and (ii) from each of the consignment vendors listed on Schedule III hereto, a Vendor Agreement;

          7.1.17. Consignment Limit Report. The Agent shall have received from the Consignees the initial Consignment Limit Report

          7.1.18. Other Documents. The Agent and the Institutions shall have received such other closing documents, satisfactory, in form and substance, to the Agent and the Institutions, as the Agent and the Institutions shall have requested.

     7.2. Conditions to All Purchases and Consignments. The obligation of the Agent and the Institutions to make any Purchase and Consignment, including the initial Purchase and Consignment, hereunder shall be subject to the satisfaction of the following further conditions precedent:

          7.2.1. Representations True. Each of the representations and warranties of each Consignee to the Agent herein, in any of the other Consignment Documents or any document, certificate or other paper or notice in connection herewith shall be true and correct in all material respects as of the date of such Purchase and Consignment (except to the extent of any changes resulting from transactions contemplated or permitted by this Agreement and changes occurring in the ordinary course of business that do not result in a Materially Adverse Effect and except to the extent that such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date) and as of the time made or claimed to have been made;

          7.2.2. No Event of Default. No Default or Event of Default shall be continuing.

          7.2.3. Government Regulation. No change shall have occurred in any law or regulation or in the interpretation thereof that in the reasonable opinion of the Agent would make it unlawful for the Agent to make such Purchase and Consignment.

          7.2.4. Consignment Requests. The Consignees shall have given to the Agent a Purchase and Consignment Request in accordance with the requirements of ss.2.2 hereof, such Purchase and Consignment Request constituting a representation and warranty by each Consignee that the conditions set forth in this ss.7.2 shall have been satisfied.

          7.2.5. Proceedings and Documents. All proceedings in connection with the transactions contemplated by this Agreement, the other Consignment Documents and all other documents incident thereto shall be satisfactory in substance and in form to the Agent and the Institutions, and the Agent and the Institutions shall have received all information and such counterpart originals or certified or other copies of such documents as the Agent or any Institution may reasonably request or as may be required pursuant to the terms hereof, including without limitation, the most recent Consignment Limit Report required to be delivered by the Consignees pursuant to the terms hereof and the most recent monthly, quarterly and annual Financials required to be delivered by the Consignees pursuant to the terms hereof.

          7.2.6. Fees. The Consignees shall have paid the balance of all fees then due and payable pursuant to the terms of this Agreement or any of the other Consignment Documents.

                                  8. COVENANTS.

     8.1.   Affirmative   Covenants.   Each  Consignee  agrees  that  until  the
termination of the Total Commitment and the payment and satisfaction in full of all of the Obligations:

          8.1.1.  Financial  Statements,   Certificates  and  Information.  Each
     Consignee will, and will cause each of its Subsidiaries to furnish the Agent and the Institutions:

               (i) within  ninety (90) days after the close of each fiscal year,
          (A) the audited consolidated Financials of the Parent and its Subsidiaries for such fiscal year, certified by the Consignees' accountants and containing an audit of the Precious Metal content of the Consignees' Inventory, and (B) the unaudited unconsolidated Financials of Finlay for such fiscal year, certified by Finlay's chief financial officer or treasurer;

               (ii) within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year, the unaudited consolidated Financials of the Parent and its Subsidiaries for such quarter and the unaudited unconsolidated Financials of Finlay for such quarter, each containing the certification by the Parent's or Finlay's (as applicable) chief financial officer or treasurer that such Financials fairly present the financial position in accordance with GAAP of the Parent and its Subsidiaries or, as the case may be, Finlay and its Subsidiaries on the date thereof (subject to year-end adjustments);

               (iii) within forty-five (45) days after the end of each fiscal month the unaudited consolidated Financials of the Parent and its Subsidiaries for such month, containing the certification by the Parent's chief financial officer or treasurer that such Financials fairly present the financial position in accordance with GAAP of the Parent and its Subsidiaries on the date thereof (subject to year-end adjustments and without footnotes); provided that notwithstanding such time periods within which Finlay is required to deliver such Financials pursuant to the foregoing clauses (i), (ii) or (iii), the Consignees agree to notify the Agent promptly, but in any event within ten (10) Business Days, following the incurrence by the Parent or any of its Subsidiaries of any expense which has or could reasonably be expected to have a Materially Adverse Effect;

               (iv) together with the quarterly and annual Financials described in clauses (i) and (ii) above, a certificate of the Consignees' chief financial officer(s) or treasurer(s) setting forth computations demonstrating compliance with the Consignees' financial covenants set forth herein and demonstrating compliance by the Consignees with the covenant contained in ss.8.1.8 hereof, and certifying that, to the best of such officer's knowledge, no Default or Event of Default has occurred, or if it has, the actions taken by the Consignees with respect thereto;

               (v) within five (5) days after Saturday of each calendar week, or at such other time or times as the Agent may request, a Consignment Limit Report, in form and detail satisfactory to the Agent (but including, without limitation, information as to what portion, if any, of the Consigned Precious Metal is subject to Liens permitted by ss.8.2.2 hereof (other than the junior Lien, subject to the terms and provisions of the Intercreditor Agreement, in favor of the Dollar Agent)), certified by the chief financial officer(s) or treasurer(s) of the Consignees, and demonstrating the Consignment Limit as at the end of such week or other applicable date requested;

               (vi) within five (5) days after Saturday of each calendar week, the unaudited consolidated sales figures of the Parent and its Subsidiaries and the unaudited unconsolidated gross sales figures of the Consignees;

               (vii) contemporaneously with the delivery thereof to the Dollar Agent, copies of all monthly borrowing base reports provided by Finlay to the Dollar Agent in connection with, and as required by, the Dollar Facility;

               (viii) as soon as available but in any event within ninety (90) days after the close of each fiscal year, a forecast of the consolidated operations of the Parent and its Subsidiaries for the next fiscal year updating the forecast delivered to the Agent and referred to in ss.6.4, or, if applicable, updating any later such forecasts delivered pursuant to this ss.8.1.1;

               (ix) promptly upon the filing  thereof,  copies of all reports or other documents filed by the Parent or any of its Subsidiaries with the Securities and Exchange Commission (including the audited consolidated financials of Finlay and its Subsidiaries for each fiscal year and the unaudited consolidated financials of Finlay and its Subsidiaries for each of the first three fiscal quarters of each fiscal year) or sent or received by the Parent or any of its Subsidiaries to or from the holders of any equity interests of the Parent or such Subsidiary or of any Indebtedness for Borrowed Money of the Parent or any such Subsidiary registered under the Securities Act of 1933 or to or from the trustee under any indenture under which the same is issued; and

               (x) such other financial information or reports as the Agent may from time to time reasonably request.

          8.1.2. Records and Accounts. Each Consignee will, and will cause each of its Subsidiaries to (i) keep true and accurate books of account in accordance with GAAP; (ii) maintain its current fiscal year; and (iii) permit the Agent or its designated representatives and agents (including consultants, commercial finance examiners or other professional advisors), without any unreasonable interference with the Consignees' business (A) to inspect the Consignees' premises during normal business hours, including, without limitation leased store locations, insofar as the Consignees can give authority therefor, (B) to examine and be advised as to such or other business records (to the extent not privileged, and if any materials are privileged, the Agent and the Institutions shall be permitted to discuss with the Consignees and its officers and professional advisors the matters covered by such privileged materials) upon the request of the Agent, (C) to conduct examinations and verifications of the systems and procedures of the Consignees, including those related to gold tracking and valuation and to cash management; (D) to conduct periodic commercial finance examinations, to conduct Specified Gold Jewelry counts and audits and to obtain periodic collateral reports or appraisals from independent collateral auditors or appraisers satisfactory to the Agent with respect to, among other things, the location, amount and value (including the current fair market, orderly liquidation and forced liquidation values) of Inventory, Specified Gold Jewelry, Precious Metal and Consigned Precious Metal held by the Consignees and set forth in the Consignment Limit Reports of the Consignees), and (E) to communicate directly with the Consignees' independent certified public accountants concerning the business, financial condition and other affairs of the Consignees, all during regular business hours (with respect to any visits to the Consignees' premises).

          8.1.3. Corporate Existence; Maintenance of Properties. Each Consignee will, and will cause each of its Subsidiaries to (i) maintain its corporate existence, rights and franchises (except for the abandonment of intellectual property rights of the Consignees or such Subsidiary permitted by ss.8.2.5(iii)(E) and for the dissolution of Sonab following the consummation of the transactions contemplated by the Sonab Purchase Agreement and the liquidation of any remaining assets of Sonab), (ii) except as otherwise permitted in ss.8.2.5, cause all of its material properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order (reasonable wear and tear excepted) and supplied with all necessary equipment, (iii) keep its business and assets adequately insured in accordance with the provisions of ss.3.1 hereof and of the Security Agreement, (iv) maintain its chief executive office in the United States, (v) continue to engage in the business of retail jewelry sales (including in host-store departments or in stand-alone locations); provided that nothing in this ss.8.1.3 shall prevent any Consignee or its Subsidiaries from discontinuing the operation and maintenance of any of its properties if such discontinuance is in the judgment of such Consignee or such Subsidiary, desirable in the conduct of its business and that does not have or could not be reasonably expected to have a Materially Adverse Effect, and (vi) comply with all Requirements of Law, including ERISA and Environmental Laws except where any non-compliance does not have or could not reasonably be expected to have a Materially Adverse Effect.

          8.1.4. Notices. Each Consignee will, and will cause each of its Subsidiaries to notify the Agent and each of the Institutions promptly in writing of (i) the occurrence of any Default or Event of Default of which such Consignee or such Subsidiary has, or should have, knowledge, (ii) any noncompliance with ERISA or any Environmental Law or proceeding in respect thereof or any other Requirement of Law of which such Consignee or such Subsidiary has, or should have, knowledge, which noncompliance has or could reasonably be expected to have a Materially

     Adverse Effect, (iii) any change of address, (iv) any threatened or pending litigation or similar proceeding affecting any Consignee or any Subsidiary of which such Consignee or such Subsidiary has, or should have, knowledge, or any material change in any such litigation or proceeding previously reported, which threatened or pending litigation or proceeding or material change therein has or could reasonably be expected to have a Materially Adverse Effect, and (v) claims against any assets or properties of any Consignee or any Subsidiary encumbered in favor of the Agent for the benefit of the Institutions and the Agent of which such Consignee or such Subsidiary has, or should have, knowledge.

          8.1.5. Use of Proceeds. Each Consignee will, and will cause each of its Subsidiaries to use the proceeds of the Purchases and Consignments solely (i) initially to refinance or finance the purchase of the Precious Metal content of Specified Gold Jewelry and (ii) on an on-going basis, for financing and purchasing the Precious Metal content of Specified Gold Jewelry, and not for the carrying of "margin security" or "margin stock" within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

          8.1.6. Payment of Claims. Each Consignee will, and will cause each of its Subsidiaries to pay, before the same shall become overdue, all claims for labor, materials or supplies that if unpaid might by law become a Lien or charge upon any of its property or assets, unless, in each case, the validity or amount thereof is being contested in good faith by appropriate proceedings, such Consignee or any such Subsidiary has established adequate reserves in accordance with GAAP with respect thereto, Liens (other than Liens which, in the aggregate, are permitted under ss.8.2.2(ix) hereof) arising from the non-payment thereof when due have not attached to any of the property or assets of such Consignee or any of its Subsidiaries in a manner which could have priority over the Lien of the Agent thereon and there is no imminent risk of the sale of or foreclosure on any property or assets of such Consignee or any of its Subsidiaries by the holder of any Liens arising from the non-payment thereof when due.

          8.1.7. Systems. Each Consignee will, and will cause each of its Subsidiaries to maintain in effect such systems and procedures (including without limitation those relating to cash management and gold tracking and valuation), satisfactory in all respects to the Agent, in order to assure and maintain the Agent's and the Institutions' first priority security interest, subject to the provisions of the Intercreditor Agreement, in the Collateral.

          8.1.8. Other Credit. Finlay shall, at all times have in place not less than $100,000,000 of credit facilities (including the Dollar Facility and/or other credit facilities satisfactory in all respects to the Agent but other than this Agreement).

          8.1.9. Location of Specified Jewelry. Each Consignee will, and will cause each of its Subsidiaries to (A) keep all Specified Gold Jewelry at Permitted Inventory Locations at all times; and (B) thirty (30) days prior (or, to the extent that the giving of such prior Notice is impracticable, as soon as practicable, but in any event not less than ten (10) days prior) to any Consignee's establishing any new licensed or leased locations or any other location at which any Specified Gold Jewelry shall be kept, the Consignees shall give Notice thereof to the Agent and to its counsel at the address specified in the definition of Principal Office and shall promptly take all such actions required by the Agent in order to evidence the Agent's ownership interest in all Consigned Precious Metal to be located thereat and in order to preserve and maintain the Agent's and the Institutions' security interest in the Collateral, including, without limitation, the execution and delivery of such UCC financing statements or other filings reasonably required by the Agent (upon the completion of such actions reasonably required by the Agent, Schedule II hereto shall be deemed to be revised to include any such new locations, which locations shall thereupon become Permitted Inventory Locations hereunder, provided that notwithstanding the foregoing, no Specified Gold Jewelry shall in any event be located at, and Schedule II and the "Permitted Inventory Locations" shall not include (whether or not included in any such Notice given by the Consignees to the Agent), any factory outlet stores or other stand-alone locations of any Consignee).

          8.1.10. Further Assurances. Each Consignee will, and will cause each of its Subsidiaries to cooperate with the Agent, take such action, execute such documents, and provide such information as the Agent may from time to time reasonably request in order further to effect the transactions contemplated by and the purposes of the Consignment Documents, including without limitation, the delivery at the Consignees' joint and several expense of additional security documents and appraisals and the agreements described in ss.ss.7.1.9 and 7.1.10.

          8.1.11. Certain Payments. Each Consignee will, and will cause each of its Subsidiaries to cause (i) all payments (net of amounts (which amounts may be paid in cash) equal to the reasonable, ordinary course operating expenses of Finlay Merchandising for the then current and immediately succeeding fiscal months, including, without limitation, payroll expenses for employees of Finlay Merchandising) from any Consignee to Finlay Merchandising in respect of amounts owed under the Finlay Merchandising License Agreement and the Finlay Merchandising Services Agreement to be made by means of appropriate intercompany book entries, (ii) Finlay Merchandising to declare and distribute to Finlay as a dividend, within thirty (30) days following the end of each fiscal quarter during which payments described in clause (i) of this ss.8.1.11 or in clause (i) of ss.8.1.12 are made to Finlay Merchandising, an amount equal to the sum (net of amounts (which amounts may be paid in cash) equal to the reasonable, ordinary course operating expenses of Finlay

     Merchandising for the then current fiscal month and immediately succeeding fiscal month, including, without limitation, payroll expenses for employees of Finlay Merchandising), of such payments under clause (i) of this ss.8.1.11 plus such payments to Finlay Merchandising, under ss.8.1.12(i) and (iii) all obligations of any Consignee to Finlay Merchandising under and in respect of the Finlay Merchandising License Agreement and/or the Finlay Merchandising Services Agreement to be subordinated (subject to the Intercreditor Agreement) to the Obligations upon terms and conditions, and pursuant to documentation, in each case satisfactory to the Agent.

          8.1.12. eFinlay. Each Consignee will, and will cause each of its Subsidiaries to cause (i) all amounts owed to any Consignee or, as the case may be, Finlay Merchandising under any purchase orders or other requests for merchandise or inventory issued by eFinlay to Finlay, the eFinlay Services Agreement, the eFinlay FM Services Agreement, the eFinlay Lease Agreement or any other agreement between eFinlay and Finlay or, as the case may be, Finlay Merchandising to be paid to Finlay or, as the case may be, Finlay Merchandising at least quarterly, commencing with the quarter ending December 31, 2000, either by means of appropriate intercompany book entries or by payment in cash, and (ii) eFinlay to declare and distribute to Finlay as a dividend, within thirty (30) days following the end of each fiscal quarter, an amount equal to all amounts retained by eFinlay following payment to Finlay or, as the case may be, Finlay Merchandising of the amounts required by clause (i) of this subsection (n) (which amounts may be net of amounts equal to the reasonable, ordinary operating expenses of eFinlay for the then current fiscal month and the immediately succeeding fiscal month, including, without limitation, payroll expenses for employees of eFinlay).

     8.2. Negative Covenants. Each Consignee agrees that until the termination of the Total Commitment and the payment and satisfaction in full of all the
Obligations:

          8.2.1. Indebtedness. The Consignees will not and where applicable will not permit any of their Subsidiaries to create, incur or assume any Indebtedness other than:

               (i) Indebtedness to the Agent and the Institutions under this Agreement;

               (ii) Indebtedness of any Consignee or any Subsidiary thereof secured by Liens permitted by ss.8.2.2(vii) hereof;

               (iii) unsecured Current Liabilities of a Consignee or any Subsidiaries incurred in the ordinary course of business, other than unsecured Current Liabilities for Indebtedness for Borrowed Money;

               (iv) Indebtedness in respect of taxes, assessments, other governmental charges, or levies and claims for labor, materials and supplies, in each case to the extent that payment therefor shall not at the time be required by ss.3.2 or ss.8.1.6 hereof;

               (v) Indebtedness in respect of the Dollar Facility;

               (vi) Indebtedness of a Consignee (A) evidenced by the Senior Notes in an aggregate principal amount not to exceed $150,000,000;

               (vii) with respect to leases of real or personal property (A) obligations in any amount in respect of percentage rentals under license agreements or arrangements entered into with lessors or licensors of store locations, (B) rental obligations or other commitments thereunder (other than obligations in respect of Capitalized Leases permitted hereunder) to make any direct or indirect payment, whether as rent or otherwise, for fixed or minimum rentals (including minimum payments, but excluding all other payments, under license agreements or arrangements entered into with lessors or licensors of store locations) not in excess of (1) $15,000,000 in the aggregate for the Parent and its Subsidiaries for any fiscal year; provided, however, that the amount set forth in this clause (B)(1) shall not include (y) rental obligations resulting from the acquisition of the Diamond Park Fine Jewelry division of Zale
          Delaware, Inc. pursuant to the terms of a certain Asset Purchase Agreement dated September 3, 1997 among the Parent, Finlay, Zale Delaware, Inc. and Zale Corporation, or (z) rental obligations incurred by the Consignee under leases referred to in the JBR Asset Purchase Agreement;

               (viii) obligations of a Consignee and its Subsidiaries under Capitalized Leases not exceeding $5,000,000 in aggregate notional principal amount at any time outstanding;

               (ix) Indebtedness in respect of the Tax Allocation Agreement;

               (x) Indebtedness in respect of (A) any Hedge Agreement which is not speculative in nature and which is entered into by a Consignee in the ordinary course of its business consistent with past practices in order to hedge against fluctuations in the price of gold, and (B) any Hedge Agreement which is designed to hedge against fluctuations in interest rates; provided, however, that in the case of any Hedge Agreement constituting an interest rate swap for which a Consignee or any Subsidiary has swapped exposure on a fixed rate in exchange for taking on exposure on a floating rate, such hedging transaction covers a notional principal amount of not more than $50,000,000;

               (xi) Indebtedness in respect of judgments, attachments, seizures or levies not to exceed $500,000 in the aggregate outstanding at any time;

               (xii) to the extent such expenses have not been paid by a Consignee through a dividend permitted under ss.8.2.4 hereof, Indebtedness of a Consignee to the Parent for expenses of the Parent incurred in the ordinary course of business not to exceed in the aggregate during any fiscal year of the Parent 0.25% of the
          Consignees' net sales as indicated in the Consignees' audited annual Financials for the immediately preceding fiscal year (it being understood that such Indebtedness shall not be evidenced by a promissory note, bond, debenture or other instrument);

               (xiii) Indebtedness to lessors or licensors of store locations in respect of (A) equipment and fixtures and (B) Inventory purchased from such lessors or licensors not in excess of $3,000,000 in the aggregate at any time outstanding;

               (xiv) endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

               (xv) guaranties in respect of Indebtedness otherwise permitted by clauses (v) and (vi) of this ss.8.2.1 and guaranties in respect of the Senior Debentures;

               (xvi) Indebtedness of Sonab (A) consisting of the liquidation of the balance of the net assets of Sonab, (B) to Finlay pursuant to and evidenced by the Sonab Intercompany Notes, and (C) to Histoire d'Or consisting of indemnification obligations, purchase price adjustments and other similar obligations incurred or assumed in connection with the Sonab Transfer in accordance with the terms and conditions of the Sonab Purchase Agreement;

               (xvii) Indebtedness secured by Liens permitted by ss.ss.8.2.2(iv), (v), (vi) and (viii) hereof, in each case to the extent that payment therefor shall not at the time be required by such sections;

               (xviii) Indebtedness not included above and listed on Schedule VI hereto (but not any increase thereof or any refinancings, renewals, extensions, replacements or exchanges of any thereof except refinancings, renewals, extensions, replacements or exchanges on terms no less favorable to the

          Consignees or any Subsidiary than that being refinanced, renewed, extended, replaced or exchanged);

               (xix) Indebtedness of Finlay consisting of indemnification obligations to the Sellers (as defined in the JBR Asset Purchase Agreement) incurred in connection with the JBR Acquisition in accordance with the terms and conditions of the JBR Asset Purchase Agreement; and

               (xx) Indebtedness of the Consignees and their Subsidiaries not included in subsections (i) - (xix) above and not in excess of $15,000,000 in aggregate principal amount at any time outstanding;

          8.2.2. Liens. The Consignees will not and where applicable will not permit any of their Subsidiaries to create or incur any Liens on any of the property or assets of any Consignee or any of its Subsidiaries (including without limitation all Inventory, Specified Gold Jewelry, Consigned Precious Metal and Collateral) except:

               (i) Liens (described in ss.2.1(c) hereof) in favor of the Agent and the Institutions securing the Obligations;

               (ii) Liens in favor of the Dollar Agent for the benefit of the lenders under the Dollar Facility subject to the provisions of the Intercreditor Agreement;

               (iii) Liens securing taxes, assessments or other governmental charges or levies and claims for labor, materials and supplies provided the payment thereof shall not at the time be required by ss.3.2 or ss.8.1.6 hereof;

               (iv) deposits, Liens or pledges to secure payments of workers' compensation and other payments, unemployment and other insurance, old-age pensions or other social security obligations;

               (v) Liens of workmen, repairmen, carriers, warehousemen, mechanics, vendors, suppliers and materialmen, and other similar Liens arising in the ordinary course of business and securing sums which are not past due or which are being contested in good faith (and there shall be no material risk of forfeiture of the property subject to such Lien or foreclosure of such Lien), or deposits or pledges to obtain the release of any such Liens;

               (vi) easements, rights-of-way, zoning restrictions, licenses and restrictions on the use of real property or minor irregularities in title thereto, which do not materially impair the use of such property in the normal operation of the business of the Consignees or any of their Subsidiaries or the value of such property for the purpose of such business;

               (vii) purchase money mortgages or other purchase money Liens, or any refinancing of any thereof, upon any fixed or capital assets (other than Inventory) constituting real property interests or related machinery and equipment, or purchase money mortgages on any such assets hereafter acquired or existing at the time of acquisition of such assets by such Consignee or such Subsidiary, whether or not assumed, so long as (A) any such Lien does not extend to or cover any other asset of any Consignee or any of its Subsidiaries, (B) such Lien secures the obligation to pay the purchase price of such asset, interest thereon and other customary incidental obligations relating thereto only, and (C) the outstanding principal amount of the aggregate Indebtedness secured by all such purchase money Liens shall not exceed $4,000,000 at any time;

               (viii) deposits, Liens or pledges to secure the performance of tenders, bids, leases and other contracts (other than contracts for the payment of money), or public or statutory obligations, surety, stay or appeal bonds, or other similar obligations, in each case arising in the ordinary course of business;

               (ix) Liens on assets (other than Specified Gold Jewelry) not to exceed $200,000 in the aggregate outstanding at any time;

               (x) Liens on consigned Inventory (other than Specified Gold Jewelry) pursuant to consignment arrangements permitted by ss.8.2.7 below in favor of any person or entity which retains title thereto;

               (xi) Liens granted to lessors or licensors of store locations with respect to fixtures and equipment at store locations leased or licensed from such lessors or licensors;

               (xii) Liens for judgments, attachments, seizures or levies not to exceed $500,000 in the aggregate outstanding at any time;

               (xiii) Liens on assets of Subsidiaries of a Consignee granted by such Subsidiaries in favor of such Consignee;

               (xiv)   Liens  in  respect   of   Capitalized   Leases   securing
          Indebtedness permitted by ss.8.2.1(viii), covering only the assets subject to such permitted Capitalized Leases;

               (xv)  other  Liens  existing  on the date  hereof  and  listed on
          Schedule VII hereto and any renewals thereof (but not any increase in amount thereof and not any extension thereof to any other property); and

               (xvi) such other Liens as the Agent may from time to time approve in advance in writing;

          8.2.3. Investments. The Consignees will not and where applicable will not permit any of their Subsidiaries to make any investments other than investments:

               (i) in securities issued by, or that are directly and fully guaranteed or insured by, the United States government or any agency or instrumentality thereof having maturities of not more than twelve months from the date of acquisition;

               (ii) in certificates of deposit, bankers' acceptances and time and demand deposits of United States banks or other financial institutions having capital and surplus in excess of $500,000,000, the holding company of which has outstanding commercial paper meeting the requirements specified in clause 8.2(c)(iii) below;

               (iii) in commercial paper rated (as of the date of acquisition thereof) at least A-1 or the equivalent thereof by Standard & Poor's Corporation and P-1 or the equivalent thereof by Moody's Investors Service, Inc. and in either case maturing within six (6) months after the date of its acquisition;

               (iv)  in  mutual  funds  holding  solely  investments   otherwise
          permitted by the foregoing clauses (i) - (iii);

               (v) representing Indebtedness of any Person owing as a result of the sale by a Consignee or any of its Subsidiaries of products or services in the ordinary course of business on customary trade terms;

               (vi) in the capital stock of Subsidiaries existing on the Closing Date or any other Subsidiary created with the prior written consent of the Agent, (B) in the case of Finlay Merchandising, consisting of those items set forth and described on Schedule I to the Contribution Agreement and (C) in the case of eFinlay, consisting of those items set forth and described on Schedule A to the eFinlay Contribution Agreement, as in effect on the Closing Date; provided, however, that for each of the foregoing clauses (A), (B) and (C), no Consignee shall make any additional investments therein other than additional investments approved in advance in writing by the Agent and other than increases in such investments arising solely by reason of increases in the retained earnings of any such Subsidiary".

               (vii) outstanding on the date hereof and listed on Schedule VIII hereto but not any additional investments therein;

               (viii) (i) represented by lockbox or other accounts established in connection with, or as permitted by, the Dollar Facility (subject to the provisions of the Intercreditor Agreement) and (ii) by SONAB represented by bank accounts listed on Schedule IX hereto;

               (ix) consisting of (A) loans and advances to officers, directors or employees not to exceed at any time outstanding $20,000 in the aggregate to any one individual or at any time outstanding $150,000 in the aggregate to all such individuals, (B) loans and advances to employees for entertainment, travel and other similar expenses in the ordinary course of business, (C) advances to employees for relocation expenses in an aggregate amount not to exceed $50,000 to any one individual at any time outstanding and $200,000 to all employees at any time outstanding, and (D) advances to employees of bonuses actually earned and as to which the treasurer or chief financial officer of the Consignees has certified in writing to the Agent that such bonus was actually earned and that at the time of such advance under this clause (D), no Default or Event of Default was continuing;

               (x)  consisting  of  payments   required   pursuant  to  the  Tax
          Allocation Agreement;

               (xi) consisting of franchise or other fees or expenses paid in cash by a Consignee as consideration for the initial granting of a license from a host store licensee, which fees and expenses shall not exceed $2,500,000 in the aggregate in any fiscal year of the Consignees;

               (xii) in respect of hedging transactions which are otherwise permitted by ss.8.2.1(x) hereof;

               (xiii) consisting of advances made to consignment vendors in the ordinary course of the Consignees' business pursuant to consignment arrangements otherwise permitted by ss.8.2.7 hereof;

               (xiv) representing stock or obligations issued to such Consignee or such Subsidiary in settlement of claims against any other Person by reason of a composition or readjustment of debt or a reorganization of any debtor of such Consignee or such Subsidiary;

               (xv) consisting of guaranties of Indebtedness entered into by a Consignee or any Subsidiary and otherwise permitted by ss.ss.8.2.1(v) and (vi) hereof and guaranties in respect of the Senior Debentures;

               (xvi) resulting from transactions permitted pursuant to ss.8.2.4 or ss.8.2.8 hereof;

               (xvii) consisting of promissory notes received in connection with any sale or transfer of property to the extent that such sale or transfer is permitted by ss.8.2.5(iii) hereof; provided that the aggregate amount of such promissory notes outstanding shall not exceed $10,000,000 at any time;

               (xviii) in repurchase agreements with a term of not more than thirty-one days for underlying securities of the type described in clauses 8.2.3(i) and (ii) above (provided that the underlying securities of the type described in clause 8.2.3(i) may not have maturities of more than six (6) months from the date of acquisition) entered into with any financial institution meeting the qualifications specified in clause 8.2.3(ii) above or with securities dealers of recognized national standing, provided that the terms of such agreements comply with the guidelines set forth in the Federal Financial Institutions Examination Council Supervisory Policy Repurchase Agreements of Depository Institutions With Securities Dealers and Others as adopted by the Comptroller of the Currency on October 31, 1985 (the "Supervisory Policy"), and provided further, that possession or control of the underlying securities is established as provided in the Supervisory Policy;

               (xix) consisting of endorsements of negotiable instruments for deposit or collection in the ordinary course of business;

               (xx) (A) in the form of intercompany Indebtedness for Borrowed Money in amounts up to $12,000,000 in the aggregate at any time outstanding (1) in the form of intercompany Indebtedness for Borrowed Money evidenced by the First Sonab Intercompany Note, or (2) in the form of common equity existing on or after February 1, 1996 as a result of the conversion and/or exchange of the First Sonab Intercompany Note into or for common equity of Sonab, and (B) in the form of intercompany Indebtedness for Borrowed Money evidenced by the Second Sonab Intercompany Note (provided that the aggregate unpaid principal amount of such Indebtedness for Borrowed Money evidenced by the Second Sonab Intercompany Note shall not at any time exceed $33,000,000);

               (xxi) consisting of the Cash Collateral Account or the Time Deposits (as each of such terms is defined in the Cash Collateral Agreement);

               (xxii) such other  investments as the Agent may from time to time
          approve  in  writing  (which   approval  shall  not  be   unreasonably
          withheld);

               (xxiii) in addition to those set forth above in this ss.8.2.3, in an aggregate amount not to exceed $5,000,000 at any time outstanding; and

               (xxiv) investments by Sonab consisting of that portion of the aggregate purchase price of the Sonab Transfer to be paid to Sonab on a deferred basis or to be held in escrow, in each case pursuant to the terms and conditions of the Sonab Purchase Agreement;

          provided, however, that in each such case referred to in this ss.8.2.3, to the extent applicable, arrangements have been made to the satisfaction of the Agent for the perfection, protection and preservation of the Agent's Lien for the benefit of the Institutions and the Agent on all proceeds of the Collateral and on the Cash Collateral Account and the Time Deposits (as each of such terms is defined in the Cash Collateral Agreement);

          8.2.4. Distributions. The Consignees will not and where applicable will not permit any of their Subsidiaries to make any Distribution except:

               (A) such Consignee or such Subsidiary may make dividends payable solely in shares of common stock of such Consignee or such Subsidiary;

               (B) any wholly-owned Subsidiary of a Consignee may declare or pay cash dividends to such Consignee or to any other wholly-owned Subsidiary of such Consignee which is its shareholder;

               (C) so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, (1) Finlay may declare or pay dividends to the Parent on an annual basis to pay expenses of the Parent incurred in the ordinary course of business of the Parent not to exceed in the aggregate in any fiscal year of the Parent 0.25% of Finlay's net sales as indicated in Finlay's audited annual Financials for the immediately preceding fiscal year, (2) Finlay may purchase, repurchase, redeem, retire or acquire Equity Interests of the Parent from former employees, officers and directors pursuant to the agreements, plans or arrangements  entered into by the Parent  and/or  Finlay and listed on
          Schedule X hereto, or other written agreements permitted hereby, and may make payments in respect of promissory notes or other Indebtedness or evidence thereof issued or incurred in connection with any such purchase, repurchase, redemption, retirement or acquisition, and Finlay may pay dividends to the Parent in an amount sufficient for the Parent to make such purchases, repurchases, redemptions, retirements and acquisitions so long as the amount of such purchases, repurchases, redemptions, retirements and acquisitions (including, without limitation, amounts paid directly by Finlay to make, or amounts paid by dividend to the Parent to enable the Parent to make, payments in respect of promissory notes or other Indebtedness or evidence thereof issued or incurred in connection with any such purchase, repurchase, redemption, retirement or acquisition) does not exceed, in the aggregate in any fiscal year, $5,000,000; provided, however, that the portion, if any, of such amount which is not applied to such purchases, repurchases, redemptions, retirements or acquisitions (or to the payment of dividends by Finlay to the Parent therefor) in any fiscal year may be applied to purchases, repurchases, redemptions, retirements or acquisitions of Equity Interests from former employees of the Parent or Finlay whose employment was terminated in such fiscal year (and for the payments of dividends by Finlay to the Parent therefor) so long as such application (and payments) is made during the first three months of the immediately succeeding fiscal year, and any such portion so paid during such first three months as permitted by this proviso shall not be included in calculating the sum for such succeeding fiscal year; and (3) Finlay may declare or pay dividends to the Parent in an aggregate amount not to exceed $20,000,000 in order to enable the Parent to repurchase up to $20,000,000 of its own Equity Interests in open market transactions"; and

               (D) so long as no Default or Event of Default is continuing, on any date on which any tax payments are made or required to be made, the Consignees may make payments to the Parent of amounts required to be paid on such tax payment date under sections 4(c) and 5 of the Tax Allocation Agreement; provided, however, that (1) no payment on any tax payment date made by the Consignees to the Parent shall exceed in the aggregate the amount payable by the Parent to any taxing authority on such payment date, and (2) in any taxable year (or portion thereof), the aggregate amount payable by a Consignee to the Parent under this ss.8.2.4(D) in respect of federal, state and local income taxes shall not exceed the lesser of (x) the federal, state and local income tax liability that would have been payable by such Consignee for such taxable year (or portion thereof) determined as if such Consignee had filed separate federal, state and local income tax returns for such taxable year (or portion thereof) and for all previous taxable years beginning after October 31, 1992, computed in accordance with actual elections, conventions and other determinations with respect to such Consignee reflected in the consolidated or combined returns of the Parent and including any carryforwards of tax attributes from all prior taxable years (as limited under the Internal Revenue Code of 1986, as the same shall be in effect at such date) and (y) the consolidated or combined federal, state and local income tax liability of the consolidated or combined group that includes such Consignee and the Parent. For purposes of subsection (2) above, the provisions relating to state and local income taxes shall only apply if and to the extent that the Consignees and the Parent file consolidated or combined income tax returns in such jurisdictions;

               (E) so long as no Default or Event of Default has occurred and is continuing or would occur after giving effect thereto, Finlay may make payments to the Parent in such amounts as are necessary to enable the Parent to make interest payments on the Senior Debentures; and

               (F) The Consignees may purchase all, but not less than all of the
          capital  stock  of  each  of  Finlay   Merchandising  and  eFinlay  in
          connection with the creation thereof by the Consignees.

          8.2.5. Merger, Consolidation and Disposition of Assets. The Consignees will not and where applicable will not permit any of their Subsidiaries to

               (i) become a party to any transaction of merger or consolidation or acquire all or a substantial portion of the assets of any Person except the merger or consolidation of one or more of the Subsidiaries of a Consignee with and into such Consignee, or the merger or consolidation of two or more Subsidiaries of a Consignee;

               (ii) except for Purchases and Consignments made pursuant to the terms hereof, sell or transfer any property owned by it in order then or thereafter to lease such property or lease other property that any Consignee or any Subsidiary of any Consignee intends to use for substantially the same purpose as the property being sold or transferred; provided, however, that notwithstanding the foregoing, Finlay may transfer, sell or assign its trade name "Finlay Fine Jewelry Corporation," as well as certain of its marketing operations, to Finlay Merchandising and such of its assets to Finlay Merchandising as are set forth on Schedule I to the Contribution Agreement, and may lease such trade name from Finlay Merchandising pursuant to the Finlay Merchandising

          License Agreement and may enter into the Services Agreement with Finlay Merchandising; or

               (iii) become a party to or agree to or effect any other disposition of assets, other than (A) the disposition of Inventory of such Consignee or such Subsidiary in the ordinary course of business, consistent with past practices, (B) the disposition of worn out or obsolete personal property of such Consignee or such Subsidiary (other than obsolete jewelry, watches or other Inventory which such Consignee believes cannot be advantageously sold in the ordinary course of business) having a book value, together with the book value of all other such property of the Consignees and their Subsidiaries so sold in the same fiscal year, of not greater than $300,000, plus sales of obsolete jewelry, watches or other Inventory (other than Specified Gold Jewelry) which such Consignee believes cannot be advantageously sold in the ordinary course of business, (C) sales or transfers in the ordinary course of business of assets and properties of such Consignee or such Subsidiary which are no longer necessary or useful for the proper conduct of its business, having a book value, together with the book value of all other such property of the Consignees and their Subsidiaries so sold in the same fiscal year, of not greater than
          $250,000, (D) the sale of Inventory, fixtures and equipment in connection with the termination of any lease or license agreement (or similar arrangement regarding the operation of Sonab) as to any one or more locations, to the extent that such Inventory, equipment and fixtures were used or retained at such locations in the ordinary course of business, (E) the abandonment of any assets and properties of the such Consignee or such Subsidiary which are no longer used or useful in its business and cannot be sold, (F) sales or transfers of assets of any Consignee or any Subsidiary of a Consignee to any Consignee or Subsidiary of a Consignee, provided that such sale or transfer is on an arm's length basis for a purchase price not exceeding the fair market value of the assets being so transferred,
          (G) in connection with the transfer of Finlay's "buying and merchandising functions" to Finlay Merchandising pursuant to the Contribution Agreement, transfer from Finlay to Finlay Merchandising of the assets described on Schedule I to the Contribution Agreement,
          (H) the Sonab Transfer pursuant to the Sonab Transfer Agreement, (I) in connection with the transactions contemplated by the eFinlay
          Contribution Agreement and eFinlay's sale from time to time to 800-Flowers.com, Inc., a New York corporation, of inventory pursuant to the eFinlay Marketing Agreement, the transfer from Finlay to eFinlay of the assets described on Exhibit A to the Amendment No. 11 and Limited Consent dated as of September 29, 2000 to the Original Consignment Agreement and inventory pursuant to purchase orders issued from time to time by eFinlay to Finlay for the purchase of inventory for a purchase price at least equal to the cost thereof to Finlay, or (J) sales or other transfers of assets other than the foregoing, having a value, together with the value of all other such property of the Consignees and their Subsidiaries so sold since June 15, 1995, of not greater than $5,000,000; provided that in connection with all dispositions of Consigned Precious Metal entered into pursuant to this ss.8.2.5(iii) or otherwise, the Consignees shall comply with the provisions of ss.2.4(c).

          8.2.6. Joint Ventures; Nature of Business; Accounting Practices. The Consignees will not and where applicable will not permit any of their Subsidiaries to (i) enter into any joint ventures or (other than with respect to Sonab as it exists on the date hereof) any partnerships; (ii) alter the nature of its business in any material respect; provided, however, that Sonab may provide transition services as required by the Sonab Purchase Agreement, liquidate its remaining assets and close its operations; or (iii) effect any significant change in accounting practices or treatment except as may be permitted or required by GAAP.

          8.2.7. Other Consignments. The Consignees will not and where applicable will not permit any of their Subsidiaries to except pursuant to this Agreement, enter into any consignment transactions, including Precious Metal consignments, other than consignments of Inventory (other than Specified Gold Jewelry) in the ordinary course of business consistent with past practices, provided, that no Consignee shall allow the filing of any financing statements in respect of its gold jewelry Inventory to be made by
     (i) any Approved Vendors or (ii) any other consignment vendors, to the extent that any such financing statement would conflict with the first-priority Liens of the Agent and the Institutions in the Collateral, unless and until such consignment vendor shall have executed and delivered to the Agent a Vendor Agreement and Schedule III shall have been amended to the extent necessary to add such consignment vendor to such schedule; provided, however, that the Consignees shall have a period of thirty (30) days following the date of filing of any financing statement by a consignment vendor other than an Approved Vendor to cure any breach of this clause (ii) arising from the filing of one or more financing statements covering or giving notice as to an interest in gold jewelry Inventory of the Consignees having an aggregate value less than or equal to $250,000.

          8.2.8. Payments in Respect of Other Indebtedness. The Consignees will not and where applicable will not permit any of their Subsidiaries to make any prepayments or other payments of principal or interest on account of, or purchase, defease, acquire or redeem, any Indebtedness for Borrowed Money of any Consignee or any of its Subsidiaries (or give notice thereof or establish a sinking fund, reserve or like set aside of funds or other property therefor) other than (i) payments of Indebtedness under the Dollar Facility and (ii) regular, scheduled payments by such Consignee or such Subsidiary of interest on, and required payments of principal of (in each case to the extent due and payable), the Senior Notes and other Indebtedness for Borrowed Money permitted under ss.8.2.1 hereof, provided that Sonab may at any time and from time to time make payments and prepayments in whole and in part to Finlay in cash without discount under either or both of the First Sonab Intercompany Note or the Second Sonab Intercompany Note.

          8.2.9.  Certain  Transactions.  Except for the transactions  listed on
     Schedule XI hereto, the Consignees will not and where applicable will not permit any of their Subsidiaries to conduct transactions with any other Consignee or any other Subsidiaries of a Consignee or other Affiliates except for any transaction which is in the ordinary course of business of such Consignee or such Subsidiary, and which transaction is on fair and reasonable terms no less favorable to such Consignee or such Subsidiary than each party to such transaction could obtain in a comparable arm's length transaction with a Person not an Affiliate of such Consignee (in no event shall any such transaction involve loans or extensions of credit to or other investments in such Subsidiaries or Affiliates except as expressly permitted by the terms of this Agreement).

          8.2.10. Commitments to Open Factory Outlet Stores. The Consignees will not and where applicable will not permit any of its Subsidiaries to, notwithstanding anything to the contrary contained elsewhere in this Agreement or in any other Consignment Document, open or enter into commitments to open any factory outlet stores to be operated by a Consignee. Notwithstanding anything to the contrary contained herein the Consignees may continue to operate the two factory outlet stores being operated as of the date hereof.

     8.3. Financial Covenants. Each Consignee agrees that until the termination of the Commitment and the payment and satisfaction in full of all the
Obligations:

          8.3.1. EBITDA to Financial Obligations. No Consignee will, and where applicable, will not permit its Subsidiaries to permit the ratio of (i) the difference of (A) Consolidated EBITDA of the Parent and its Subsidiaries for any period of four consecutive fiscal quarters minus (B) Capital Expenditures of the Parent and its Subsidiaries on a consolidated basis made during such period minus (C) the amount of cash paid in respect of income taxes of the Parent and its Subsidiaries on a consolidated basis for such period, whether directly or pursuant to the Tax Allocation Agreement, plus (D) the amount of the tax credit to the Parent and its Subsidiaries as a result of the write-off associated with the Sonab Transfer, the subsequent liquidation of the balance of the net assets of Sonab and the closure of the Sonab operation to (ii) the amount of Consolidated Periodic Financial Obligations of the Parent and its Subsidiaries on a consolidated basis during such period, to be less than the ratio set forth opposite the date set forth in the table below upon which such period shall have ended:

                     Period Ending                    Ratio
                     -------------                    -----
                        01/31/01                      1.35:1
                    and thereafter

          8.3.2. Indebtedness to EBITDA. No Consignee will, and where applicable, will not permit its Subsidiaries to permit the ratio of (i) the aggregate principal amount of all Indebtedness for Borrowed Money of the Parent and its Subsidiaries on a consolidated basis as of any fiscal quarter ending date set forth in the table below to (ii) Consolidated EBITDA of the Parent and its Subsidiaries for the period of four consecutive fiscal quarters ending on such fiscal quarter ending date in such table, to exceed the ratio set forth opposite such date in such table:

                    Fiscal Quarter
                     Ending Date:                  Ratio:
                     -----------                   ------
                       1/31/01                     3.85:1
                       4/30/01                     4.95:1
                       7/31/01                     4.95:1
                       10/31/01                    4.73:1
                       1/31/02                     3.52:1

          8.3.3. Minimum EBITDA. No Consignee will, and where applicable, will not permit its Subsidiaries to permit Consolidated EBITDA of the Parent and its Subsidiaries for any period of four consecutive fiscal quarters ending on any date set forth in the table below to be less than the amount set forth opposite such date in such table:

                        Date:                      Amount:
                        ----                       ------
                       1/31/01                     $72,000,000
                       4/30/01                     $73,800,000
                       7/31/01                     $73,800,000
                       10/31/01                    $73,800,000
                       1/31/02                     $78,300,000

                       9. EVENTS OF DEFAULT; ACCELERATION.

     9.1. Events of Default and Acceleration. If any of the following events ("Events of Default") shall occur:

          (a) any Consignee shall fail to purchase or pay for (whether by payment of cash or by Redelivery) any Consigned Precious Metal when required to do so pursuant to the terms of this Agreement;

          (b) any Consignee shall fail to pay Daily Consignment Fees, commitment fees or any other sum due under this Agreement or any of the other Consignment Documents within three (3) Business Days after the date on which the same shall have first become due and payable;

          (c) any Consignee or any of its Subsidiaries shall fail to perform any term, covenant or agreement contained in ss.ss.3.1, 3.2, 8.1 (other than 8.1.2(i) and 8.1.3(ii)), 8.2 and 8.3;

          (d) any Consignee or any of its Subsidiaries shall fail to perform (i) any term, covenant or agreement contained in ss.8.1.2(i) or ss.8.1.3(ii) or any other term, covenant or agreement contained in the Consignment Documents (other than those terms, covenants and agreements contained in ss.4 of the Security Agreement), and such failure shall continue unremedied for a period of thirty (30) days after Notice thereof shall have been given by the Agent to a Consignee, or (ii) any term, covenant or agreement contained in ss.4 of the Security Agreement, and such failure shall continue unremedied for a period of thirty (30) days;

          (e) any representation or warranty of any Consignee or any of its Subsidiaries in the Consignment Documents or in any certificate or notice given in connection therewith shall have been false or misleading in any material respect at the time made or deemed to have been made;

          (f) any Consignee or any of its Subsidiaries shall fail to pay at maturity, or within any applicable period of grace, any obligation owed by it under the Senior Notes or any other obligation for borrowed money or credit received or in respect of Capitalized Leases (other than in respect of the Dollar Facility and the Senior Debentures) which other obligation shall be in excess of $1,000,000 in aggregate principal amount, or fail to observe or perform any material term, covenant or agreement contained in the Senior Notes or the documents executed in connection therewith or any material term, covenant or agreement contained in any other obligation for borrowed money or credit received or in respect of Capitalized Leases (other than in respect of the Dollar Facility and the Senior Debentures) which other obligation shall be in excess of $1,000,000 for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof;

          (g) the Parent shall fail to pay at maturity, or within any applicable period of grace, any obligation owed by it under the Senior Debentures or any other obligation for borrowed money or credit received or in respect of Capitalized Leases (other than in respect of the Dollar Facility and the Senior Notes) which other obligation shall be in excess of $1,000,000 in aggregate principal amount, or fail to observe or perform any material term, covenant or agreement contained in the Senior Debentures or the documents executed in connection therewith or any material term, covenant or agreement contained in any other obligation for borrowed money or credit received or in respect of Capitalized Leases (other than in respect of the Dollar Facility and the Senior Notes) which other obligation shall be in excess of $1,000,000 for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof;

          (h) any Consignee or the Parent shall fail to pay at maturity, or within any applicable period of grace, any obligation owed by it under the Dollar Facility, or shall fail to observe or perform any material term, covenant or agreement contained in the Dollar Facility, for such period of time as would permit (assuming the giving of appropriate notice if required) the Dollar Agent or the Lenders (as defined in the Dollar Facility) to accelerate the maturity thereof;

          (i) except in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Agent, (i) (A) any of the Consignment Documents shall be cancelled, terminated, revoked or rescinded, (B) the Agent's Liens for the benefit of the Institutions and the Agent in all or any portion of the Collateral having an aggregate value in excess of the lesser of two and one-half percent (2 1/2%) of the Fair Market Value of all Consigned Precious Metal then outstanding and $500,000, shall cease to be perfected or shall cease to have the priority contemplated by the Security Documents and the Intercreditor Agreement, or
     (C) the Agent's Liens for the benefit of the Institutions and the Agent in any portion of the Collateral having an aggregate value less than or equal to the lesser of two and one-half percent (2 1/2%) of the Fair Market Value of all Consigned Precious Metal then outstanding and $500,000 shall cease to be perfected or shall cease to have the priority contemplated by the Security Documents and the Intercreditor Agreement, and such cessation of perfection or priority shall continue unremedied for a period of thirty
     (30) days, or (ii) any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Consignment Documents shall be commenced by or on behalf of any Consignee or any of its Subsidiaries party thereto or any of their respective stockholders, or
     (iii) any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Consignment Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

          (j) any of the Parent, any Consignee or any of its Subsidiaries (i) shall make an assignment for the benefit of creditors, (ii) shall be adjudicated bankrupt or insolvent, (iii) shall seek the appointment of, or be the subject of an order appointing, a trustee, liquidator or receiver as to all or a substantial part of its assets, (iv) shall commence, approve or consent to, any case or proceeding under any bankruptcy, reorganization or similar law and, in the case of an involuntary case or proceeding, such case or proceeding is not dismissed within sixty (60) days following the commencement thereof, or (v) shall be the subject of an order for relief in an involuntary case under federal bankruptcy law;

          (k) any of the Parent, any Consignee or any of its Subsidiaries shall be unable to pay its debts generally as they mature;

          (l) there shall remain  undischarged and unstayed for more than thirty
     (30) days any final judgment or execution action against any of the Parent, any Consignee or any of its Subsidiaries that, together with other outstanding claims and execution actions against the Parent, the Consignees and their Subsidiaries exceeds $1,000,000 in the aggregate;

          (m) any Consignee or any of its Subsidiaries shall be enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting any material part of its domestic business and such order shall continue in effect for more than thirty (30) days;

          (n) there shall occur any material damage to, or loss, theft or destruction of, any Consigned Precious Metal, or any products or property which includes Consigned Precious Metal, for which additional Eligible Specified Gold Jewelry in replacement thereof is not immediately delivered or as to which immediate payment therefor (equal to the Fair Market Value thereof at the time of such loss, theft or destruction plus twenty-five cents ($0.25) per troy ounce thereof) has not been made by the Consignees to the Agent;

          (o) there shall occur any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty, which in any such case causes, for more than thirty (30) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of any Consignee or any of its Subsidiaries if such event or circumstance is not covered by business interruption insurance satisfactory to the Agent and has or could reasonably be expected to have a Materially Adverse Effect;

          (p) there shall occur the loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by any Consignee or any of its Subsidiaries if such loss, suspension, revocation or failure to renew has or could reasonably be expected to have a Materially Adverse Effect;

          (q) the Parent shall at any time, legally or beneficially, own less than 100% of the outstanding capital stock of Finlay or Finlay shall at any time, legally or beneficially, own less than 100% of the outstanding capital stock of any Consignee Subsidiary, including eFinlay;

          (r) (i) any "person" or "group" (within the meaning of Section 13(d) or 14(d)(2) of the Securities Exchange Act of 1934, as amended), other than the Principals and their Related Parties, or an entity controlled by the Principals and their Related Parties, becomes the "beneficial owner"
     (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of more than 50% of the total aggregate voting power of all classes of the voting stock of any Consignee or the Parent and/or warrants or options to acquire such voting stock, calculated on a fully diluted basis; or (ii) during any period of two consecutive calendar years, individuals who at the beginning of such period constituted any Consignee's board of directors (together with any new directors whose election by such Consignee's board of directors or whose nomination for election by such Consignee's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors of such Consignee then in office, unless such majority of the directors then in office has been elected or nominated for election by the Principals or their Related Parties or an entity controlled by the Principals or their Related Parties;

          (s) the Parent shall engage in any activities other than the ownership of the stock of Finlay, compliance with the terms of the Senior Debentures, and such other activities which are incidental to either of the foregoing;

          (t) there shall be less than thirty (30) days until the expiration of the Letter of Credit and such Letter of Credit shall not have been extended or renewed by the issuer thereof; or

          (u) the credit rating of the issuer of the Letter of Credit shall fall below a "B" LACE rating, and the Consignees shall not, within thirty (30) days following such change in rating, have obtained a substitute Letter of Credit in form and substance acceptable to the Institutions and the Agent and issued by an issuer having at least a "B" LACE rating and otherwise acceptable to the Institutions and the Agent;

     THEN, or at any time thereafter:

          (1) If any Event of Default under clause (j) or (k) shall occur, (A) the Commitments shall automatically terminate and the Agent and the Institutions shall be relieved of all further obligations to make Purchases and Consignments to any Consignee, (B) the Consignees shall be immediately jointly and severally obligated to (i) Redeliver an amount of Consigned Precious Metal and/or (ii) pay to the Agent an amount equal to the Spot Value of any Consigned Precious Metal on the date of such payment divided by the Second London Fixing for such date, such that the combined amount of Consigned Precious Metal Redelivered and/or paid for pursuant to subclauses (i) and (ii) of this clause (B) shall be equal to the aggregate number of ounces of Consigned Precious Metal outstanding, and (C) all accrued and unpaid Daily Consignment Fees and commitment fees, and all other amounts payable hereunder and under the other Consignment Documents shall automatically become forthwith due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by each Consignee;

          (2) If any Event of Default  other than an Event of Default under (h),
     (j) and (k) shall occur and be continuing, the Agent may, and upon the request of the Required Institutions shall, by Notice to the Consignees,
     (A) terminate the Commitment and the Agent and the Institutions shall be relieved of all further obligations to make Purchases and Consignments to any Consignee, (B) require that the Consignees immediately (such obligation of the Consignees to be joint and several) (i) Redeliver an amount of Consigned Precious Metal and/or (ii) pay to the Agent an amount equal to the Spot Value of any Consigned Precious Metal on the date of such payment divided by the Second London Gold Fixing for such date, such that the combined amount of Consigned Precious Metal Redelivered and/or paid for pursuant to subclauses (i) and (ii) of this clause (B) shall be equal to the aggregate number of ounces of Consigned Precious Metal outstanding, and/or (C) declare all accrued and unpaid Daily Consignment Fees and commitment fees, and all other amounts payable hereunder and under the other Consignment Documents to be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each Consignee; and

          (3) If any Event of Default under clause (h) shall have occurred and be continuing, the Agent may, and upon the request of the Required Institutions shall, by Notice to the Consignees no earlier than ninety (90) days following the occurrence of such Event of Default (A) terminate the Commitments and the Agent and the Institutions shall be relieved of all further obligations to make Purchases and Consignments to any Consignee,
     (B) require that the Consignees immediately (such obligation of the Consignees to be joint and several) (i) Redeliver an amount of Consigned Precious Metal and/or (ii) pay to the Agent an amount equal to the Spot Value of any Consigned Precious Metal on the date of such payment divided by the Second London Gold Fixing for such date, such that the combined number of ounces of Consigned Precious Metal Redelivered and/or paid for pursuant to subclauses (i) and (ii) of this clause (B) shall be equal to the aggregate amount of Consigned Precious Metal outstanding, and/or (C) declare all accrued and unpaid Daily Consignment Fees and commitment fees, and all other amounts payable hereunder and under the other Consignment Documents to be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each Consignee.

     9.2. Agent's Rights with respect to Consigned Precious Metal. Without limiting the foregoing, upon the occurrence of any Default or Event of Default and at any time thereafter during the continuance thereof, the Agent shall have the right to (a) enter and/or remain upon the premises of any Consignee or any other place or places where any Consigned Precious Metal is located and kept (without any obligation to pay rent to any Consignee) and (i) remove Consigned Precious Metals or Specified Gold Jewelry containing the same therefrom to the premises of the Agent or any agent of the Agent, for such time as the Agent may desire, in order to maintain, collect, sell and/or liquidate said Consigned Precious Metal or (ii) use such premises, together with equipment, materials, supplies, books and records of any Consignee, to maintain possession, refine and prepare said Consigned Precious Metal for sale, liquidation, or collection, (b) require each Consignee to assemble the Consigned Precious Metal and make it available to the Agent at a place or places to be designated by the Agent which is reasonably convenient for the parties, or (c) at any time and from time to time employ and maintain in any premises of any Consignee or any place where any of the Consigned Precious Metal is located a custodian selected by the Agent who shall have full authority to do all acts necessary to protect the Agent's and the Institutions' interests and to report to the Agent thereon. Each Consignee agrees to cooperate with any such custodian and to do whatever the Agent may reasonably require to preserve the Consigned Precious Metal. All reasonable expenses incurred by reason of the employment of the custodian shall be paid by the Consignees upon demand by the Agent (such obligation to be borne by the Consignees jointly and severally).

     9.3. Remedies. In case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the Institutions shall have accelerated the Obligations pursuant to ss.9.1, each Institution, if owed any amount with respect to the Consigned Precious Metal, may, with the consent of the Required Institutions but not otherwise, proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement and the other Consignment Documents or any instrument pursuant to which the Obligations to such Institution are evidenced, including as permitted by applicable law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of such Institution. No remedy herein conferred upon any Institution or the Agent or purchaser of any Consignment Participation is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law. No remedy herein conferred upon the Agent or the Institutions is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and in addition to every other remedy hereunder, now or hereafter existing at law or in equity or otherwise.

     9.4. Distribution of Proceeds. In the event that, following the occurrence or during the continuance of any Default or Event of Default, the Agent or any Institution, as the case may be, receives any monies pursuant to in connection with the enforcement of this Agreement or any of the other Consignment Documents, or otherwise with respect to the realization upon any of the Collateral, such monies shall, except as otherwise provided in the Intercreditor Agreement, be distributed for application as follows:

          (a) First, to the payment of, or (as the case may be) the reimbursement of the Agent for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Agent in connection with the collection of such monies by the Agent, for the exercise, protection or enforcement by the Agent of all or any of the rights, remedies, powers and privileges of the Agent under this Agreement or any of the other Consignment Documents or in respect of the Collateral or in support of any provision of adequate indemnity to the Agent against any taxes or liens which by law shall have, or may have, priority over the rights of the Agent to such monies;

          (b) Second, to all other Obligations in such order or preference as the Required Institutions may determine; provided, however, that (i) distributions shall be made (A) pari passu among Obligations with respect to the Agent's fee payable pursuant to ss.5.1 and all other Obligations and
     (B) with respect to each type of Obligation owing to the Institutions, such as interest, principal, fees and expenses, among the Institutions pro rata, and (ii) the Agent may in its discretion make proper allowance to take into account any Obligations not then due and payable;

          (c) Third, upon payment and satisfaction in full or other provisions for payment in full satisfactory to the Institutions and the Agent of all of the Obligations, to the payment of any obligations required to be paid pursuant to ss.9-504(1)(c) of the Uniform Commercial Code of the Commonwealth of Massachusetts; and

          (d) Fourth, the excess, if any, shall be returned to the Consignees or to such other Persons as are entitled thereto.

                                   10. SETOFF.

     Regardless of the adequacy of any collateral for the Obligations, any deposits or other sums credited by or due from any of the Institutions to any Consignee may be applied to or set off by such Institution against the payment of Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of any Consignee to such Institution at any time without notice to any Consignee, or compliance with any other procedure imposed by statute other otherwise, all of which are hereby expressly waived by each of the Consignees. Each of the Institutions agrees with each other Institution that (a) if an amount to be set off is to be applied to Indebtedness of any Consignee to such Institution, other than Indebtedness constituting obligations in respect of Consigned Precious
Metal owed to such Institution, such amount shall be applied ratably to such other Indebtedness constituting obligations in respect of Consigned Precious Metal owed to such Institution, and (b) if such Institution shall receive from any Consignee, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim constituting obligations in respect of Consigned Precious Metal owed to such Institution by proceedings against any Consignee at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of obligations in respect of Consigned Precious Metal owed to such Institution any amount in excess of its ratable portion of the payments received by all of the Institutions with respect to the obligations in respect of Consigned Precious Metal owed to, all of the Institutions, such Institution will make such disposition and arrangements with the other Institutions with respect to such excess, either by way of distribution, pro tanto assignment of claims, subrogation or otherwise as shall result in each Institution receiving in respect of the obligations in respect of Consigned Precious Metal owed to it, its proportionate payment as contemplated by this Agreement; provided that if all or any part of such excess payment is thereafter recovered from such Institution, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

                                  11. EXPENSES.

     The Consignees jointly and severally agree to pay (i) the reasonable costs of producing and reproducing this Agreement, the other Consignment Documents and the other agreements and instruments mentioned herein, (ii) any taxes (including any interest and penalties in respect thereto) payable by the Agent or any of the Institutions (other than taxes based upon the Agent's or any Institution's net income, whether or not incurred in connection with the consignment, purchase, delivery or redelivery of Consigned Precious Metal) on or with respect to the transactions contemplated by this Agreement (the Consignees jointly and severally agreeing to indemnify the Agent and each Institution with respect thereto), (iii) the reasonable fees, expenses and disbursements of the Agent's counsel or any local counsel to the Agent incurred in connection with the preparation, administration or interpretation of the Consignment Documents and other instruments mentioned herein, the closing hereunder, and amendments, modifications, approvals, consents or waivers hereto or hereunder, (iv) the reasonable fees, expenses and disbursements of the Agent incurred by the Agent in connection with the preparation, administration or interpretation of the Consignment Documents and other instruments mentioned herein, (v) all reasonable out-of-pocket expenses or fees incurred by the Agent in connection with the performance of any commercial finance examinations or collateral reports or appraisals (including all fees of any independent collateral auditors or appraisers or other professional advisors employed by the Agent) pursuant to ss.8.1.2 hereof, (vi) all reasonable out-of-

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                                      -72-


pocket expenses (including without limitation reasonable attorneys' fees and costs, which attorneys may be employees of the Agent or any Institution, and reasonable consulting, accounting, appraisal, investment banking and similar professional fees and charges) incurred by the Agent or any Institution in connection with (A) the enforcement of or preservation of rights under any of the Consignment Documents against any Consignee or any of its Subsidiaries or the administration thereof after the occurrence of a Default or Event of Default and (B) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to the Agent's or any Institution's relationship with any Consignee or any of its Subsidiaries, and (vii) all reasonable fees, expenses and disbursements of the Agent or any Institution incurred in connection with UCC searches or UCC filings (including, without limitation, all filings made pursuant to Section 9-184 of the UCC). The covenants contained in this ss.11 shall survive payment of satisfaction in full of all other Obligations.

                              12. INDEMNIFICATION.

     The Consignees jointly and severally agree to indemnify and hold harmless the Agent and the Institutions from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of this Agreement or any of the other Consignment Documents or the transactions contemplated hereby including, without limitation, (i) any actual or proposed use by any Consignee or any of its Subsidiaries of the proceeds of the Purchases and Consignments, (ii) any Consignee or any of its Subsidiaries entering into or performing this Agreement or any of the other Consignment Documents or (iii) with respect to any Consignee and its Subsidiaries and their respective properties and assets, the violation of any Environmental Law, in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding; provided that the foregoing indemnity will not, as to any indemnified person, apply to losses, claims, damages, liabilities or related expenses to the extent that they arise from the bad faith, willful misconduct or gross negligence of such indemnified person; and provided further that such indemnity shall not apply to the portion, if any, of any losses, claims, damages, liabilities or related expenses of any indemnified person resulting solely and directly from any breach by such indemnified person of its obligations under this Agreement. In litigation, or the preparation therefor, the Institutions and the Agent shall be entitled to select its own counsel and, in addition to the foregoing indemnity, the Consignees jointly and severally agree to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the obligations of any Consignee under this ss.12 are unenforceable for any reason, the Consignees hereby jointly and severally agree to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The covenants contained in this ss.12 shall survive payment of satisfaction in full of all other Obligations.

                                 13. THE AGENT.

     13.1. Authorization.

          (a) The Agent is authorized to take such action on behalf of each of the Institutions and to exercise all such powers as are hereunder and under any of the other Consignment Documents and any related documents delegated to the Agent, together with such powers as are reasonably incident thereto, provided that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Agent.

          (b) The relationship between the Agent and each of the Institutions is that of an independent contractor. The use of the term "Agent" is for convenience only and is used to describe, as a form of convention, the independent contractual relationship between the Agent and each of the Institutions. Nothing contained in this Agreement nor the other Consignment Documents shall be construed to create an agency, trust or other fiduciary relationship between the Agent and any of the Institutions.

          (c)  As  independent  contractors  empowered  by the  Institutions  to exercise certain rights and perform certain duties and responsibilities hereunder and under the other Consignment Documents, the Agent is nevertheless a "representative" of the Institutions, as that term is defined in Article 1 of the Uniform Commercial Code, for purposes of actions for the benefit of the Institutions and the Agent with respect to all collateral security and guaranties contemplated by the Consignment Documents. Such actions include the designation of the Agent as "secured party", "mortgagee" or the like on all financing statements and other documents and instruments, whether recorded or otherwise, relating to the attachment, perfection, priority or enforcement of any security interests, mortgages or deeds of trust in collateral security intended to secure the payment or performance of any of the Obligations, all for the benefit of the Institutions and the Agent.

     13.2. Employees and Agents. The Agent may exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Agreement and the other Consignment Documents. The Agent may utilize the services of such Persons as the Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Consignees.

     13.3. No Liability. Neither the Agent nor any of its shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by them hereunder or under any of the other Consignment Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Agent or such other Person, as the case may be, may be liable for losses due to its willful misconduct or gross negligence.

     13.4. No Representations. The Agent shall not be responsible for the execution or validity or enforceability of this Agreement or any of the other Consignment Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Obligations, or for the value of any such collateral security or for the validity, enforceability or collectability of any such amounts owing with respect to the Obligations, or for any recitals or statements, warranties or representations made herein or in any of the other Consignment Documents or in any certificate or instrument hereafter furnished to it by or on behalf of any Consignee or any of its Subsidiaries, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any instrument at any time constituting, or intended to constitute, collateral security for the Notes or the obligations in respect of Consigned Precious Metal or to inspect any of the properties, books or records of any Consignee or any of its Subsidiaries. The Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by any Consignee or any holder of any right in respect of Consigned Precious Metal shall have been duly authorized or is true, accurate and complete. The Agent has not made nor does it now make any representations or warranties, express or implied, nor do they assume any liability to the Institutions, with respect to the credit-worthiness or financial conditions of any Consignee or any of its Subsidiaries. Each Institution acknowledges that it has, independently and without reliance upon the Agent or any other Institution, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.

     13.5. Payments.

          13.5.1. Payments to Agent. A payment by any Consignee to the Agent hereunder or any of the other Consignment Documents for the account of any Institution shall constitute a payment to such Institution. The Agent agrees promptly to distribute to each Institution such Institution's pro rata share of payments received by the Agent for the account of the such Institutions except as otherwise expressly provided herein or in any of the other Consignment Documents.

          13.5.2. Distribution by Agent. If in the opinion of the Agent the distribution of any amount received by it in such capacity hereunder or under any of the other Consignment Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

          13.5.3. Delinquent Institutions. Notwithstanding anything to the contrary contained in this Agreement or any of the other Consignment Documents, any Institution that fails (i) to make available to the Agent its pro rata share of any Purchase and Consignment or (ii) to comply with the provisions of ss.10 with respect to making dispositions and arrangements with the other Institutions, where such Institution's share of any payment received, whether by setoff or otherwise, is in excess of its pro rata share of such payments due and payable to all of the Institutions, in each case as, when and to the full extent required by the provisions of this Agreement, shall be deemed delinquent (a "Delinquent Institution") and shall be deemed a Delinquent Institution until such time as such delinquency is satisfied. A Delinquent Institution shall be deemed to have assigned any and all payments due to it from each Consignee, whether on account of Consigned Precious Metal, Daily Consignment Fees, other fees or otherwise, to the remaining nondelinquent Institutions or Fronting Institutions, as applicable, for application to, and reduction of, their respective pro rata shares of all Consigned Precious Metal. The Delinquent Institution hereby authorizes the Agent to distribute such payments to the nondelinquent Institutions or Fronting Institutions, as applicable, in proportion to their respective pro rata shares of all outstanding Consigned Precious Metal. A Delinquent Institution shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Consigned Precious Metal, of the nondelinquent Institutions, the Institutions' respective pro rata shares of all outstanding Consigned Precious Metal, have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

     13.6. Holders of Notes. The Agent may deem and treat the purchaser of any Consignment Participation as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

     13.7. Indemnity. The Institutions ratably agree hereby to indemnify and hold harmless the Agent from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Agent has not been reimbursed by the Consignees as required by ss.11), and liabilities of every nature and character arising out of or related to this Agreement or any of the other Consignment Documents or the transactions contemplated or evidenced hereby or thereby, or the Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Agent's willful misconduct or gross negligence.

     13.8. Agent as Institution. In its individual capacity, Sovereign shall have the same obligations and the same rights, powers and privileges in respect to its Commitment, as the holder of any of any obligations in respect of Consigned Precious Metal and as the purchaser Consignment Participations, as it would have were it not also the Agent.

     13.9. Resignation. The Agent may resign at any time by giving sixty (60) days' prior written notice thereof to the Institutions and the Consignees. Upon any such resignation, the Required Institutions shall have the right to appoint a successor Agent. Unless a Default or an Event of Default shall have occurred and be continuing, such successor Agent shall be reasonably acceptable to the Consignees. If no successor Agent shall have been so appointed by the Required Institutions and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Institutions, appoint a successor Agent, which shall be a financial institution having a rating of not less than A or its equivalent by Standard & Poor's Corporation. Upon the acceptance of any appointment as an Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation, the provisions of this Agreement and the other Consignment Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

     13.10. Notification of Defaults and Events of Default. Each Institution hereby agrees that, upon learning of the existence of a Default or an Event of Default, it shall promptly notify the Agent thereof. The Agent hereby agrees that upon receipt of any notice under this ss.13.10 it shall promptly notify the other Institutions of the existence of such Default or Event of Default.

     13.11. Duties in the Case of Enforcement. In case one or more Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Agent shall, if (a) so requested by the Required Institutions and (b) the Institutions have provided to the Agent such additional indemnities and assurances against expenses and liabilities as the Agent may reasonably request, proceed to enforce the provisions of the Security Documents authorizing the sale or other disposition of all or any part of the Collateral and exercise all or any such other legal and equitable and other rights or remedies as it may have in respect of such Collateral. The Required Institutions may direct the Agent in writing as to the method and the extent of any such sale or other disposition, the Institutions hereby agreeing to indemnify and hold the Agent, harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions, provided that the Agent need not comply with any such direction to the extent that the Agent reasonably believes the Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.

                        14. ASSIGNMENT AND PARTICIPATION.

     14.1. Conditions to Assignments.

          14.1.1. Assignment by Institutions. Except as provided herein, each Institution may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment Percentage, Commitment and the same portion of the Fair Market Value of Consigned Precious Metal at the time owing to it and its participating interest in the risk relating to any Purchases and Consignments); provided that (a) the Agent and, unless a Default or an Event of Default shall have occurred and be continuing, the Consignees shall have given their prior written consent to such assignment, which consent will not be unreasonably withheld, (b) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Institution's rights and obligations under this Agreement, (c) each assignment shall be in an amount that is at least equal to $5,000,000 or such lesser amount equal to all of the Assignor's remaining interests, rights and obligations under this Agreement, and (d) the parties to such assignment shall execute and deliver to the Agent, for recording in the Register (as hereinafter defined), an Assignment and Acceptance, substantially in the form of Exhibit C hereto (an "Assignment and Acceptance"). Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, (i) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of an Institution hereunder, and (ii) the assigning Institution shall, to the extent provided in such assignment and upon payment to the Agent of the registration fee referred to in ss.14.3, be released from its obligations under this Agreement.

     14.2. Certain Representations and Warranties; Limitations; Covenants. By executing and delivering an Assignment and Acceptance, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows:

          (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Institution makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the other Consignment Documents or any other instrument or document furnished pursuant hereto or the attachment, perfection or priority of any security interest or mortgage;

          (b) the assigning Institution makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Consignee and its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by any Consignee and its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Agreement or any of the other Consignment Documents or any other instrument or document furnished pursuant hereto or thereto;

          (c) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements referred to in ss.6.4 and ss.8.1.1 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;

          (d) such assignee will, independently and without reliance upon the assigning Institution, the Agent or any other Institution and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement;

          (e) such assignee represents and warrants that it is an Eligible Assignee;

          (f) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Consignment Documents as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto;

          (g) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as an Institution; and

          (h)  such  assignee   represents  and  warrants  that  it  is  legally
     authorized to enter into such Assignment and Acceptance.

     14.3. Register. The Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Institutions and the Commitment Percentage of, Purchases and Consignments made by and Consignment Participations purchased by, the Institutions from time to time.

The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Institutions may treat each Person whose name is recorded in the Register as an Institution hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Consignees and the Institutions at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assignee Institution agrees to pay to the Agent a registration fee in the sum of $3,500.

     14.4. Participations. Each Institution may sell participations to one or more banks or other entities in all or a portion of such Institution's rights and obligations under this Agreement and the other Consignment Documents; provided that (a) each such participation shall be in an amount of not less than $5,000,000, (b) any such sale or participation shall not affect the rights and duties of the selling Institution hereunder to the Consignees and (c) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Consignment Documents shall be the rights to approve waivers, amendments or modifications that would reduce the Fair Market Value of Consigned Precious Metal or Daily Consignment Fees, extend the term or increase the amount of the Commitment of such Institution as it relates to such participant or extend any regularly scheduled payment date for principal or interest or any scheduled payment or redelivery date for Consigned Precious Metal or Daily Consignment Fees.

     14.5. Disclosure. Each Consignee agrees that, in addition to disclosures made in accordance with standard and customary banking practices, any Institution may disclose information obtained by such Institution pursuant to this Agreement to assignees or participants and potential assignees or participants hereunder; provided that such assignees or participants or potential assignees or participants shall agree (a) to treat in confidence such information unless it otherwise becomes public knowledge, (b) not to disclose such information to a third party, except as required by law or legal process, and (c) not to make use of such information for purposes of transactions unrelated to such contemplated assignment or participation.

     14.6. Assignee or Participant Affiliated with Consignees. If any assignee Institution is an Affiliate of any Consignee, then any such assignee Institution shall have no right to vote as an Institution hereunder or under any of the other Consignment Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or other modifications to any of the Consignment Documents or for purposes of making requests to the Agent pursuant to ss.9, and the determination of the Required Institutions shall for all purposes of this Agreement and the other Consignment Documents be made without regard to such assignee Institution's interest in any of the Obligations. If any Institution sells a participating interest in Consigned Precious Metal to a participant, and such participant is a Consignee or an Affiliate of a Consignee, then such transferor Institution shall promptly notify the Agent of the sale of such participation. A transferor Institution shall have no right to vote as an Institution hereunder or under any of the other Consignment Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or modifications to any of the Consignment Documents or for purposes of making requests to the Agent pursuant to ss.9 to the extent that such participation is beneficially owned by a Consignee or any Affiliate of a Consignee, and the determination of the Required Institutions shall for all purposes of this Agreement and the other Consignment Documents be made without regard to the interest of such transferor Institution in the Obligations to the extent of such participation.

     14.7. Miscellaneous Assignment Provisions. Any assigning Institution shall retain its rights to be indemnified pursuant to ss.12 with respect to any claims or actions arising prior to the date of such assignment. If any assignee Institution is not incorporated under the laws of the United States of America or any state thereof, it shall, prior to the date on which any interest or fees are payable hereunder or under any of the other Consignment Documents for its account, deliver to Finlay and the Agent certification as to its exemption from deduction or withholding of any United States federal income taxes. Anything contained in this ss.14 to the contrary notwithstanding, any Institution may at any time pledge all or any portion of its interest and rights under this Agreement to any of the twelve Banks organized under ss.4 of the Federal Reserve Act, 12 U.S.C. ss.341. No such pledge or the enforcement thereof shall release the pledgor Institution from its obligations hereunder or under any of the other Consignment Documents.

     14.8. Assignment by Consignees. No Consignee shall assign or transfer any of its rights or obligations under any of the Consignment Documents without the prior written consent of each of the Institutions.

                     15. CONSENTS, AMENDMENTS, WAIVERS, ETC.

     Any consent or approval required or permitted by this Agreement to be given by all of the Institutions may be given, and any term of this Agreement, the other Consignment Documents or any other instrument related hereto or mentioned herein may be amended, and the performance or observance by any Consignee or any of its Subsidiaries of any terms of this Agreement, the other Consignment Documents or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Consignees and the written consent of the Required Institutions. Notwithstanding the foregoing (a) without the written consent of the Consignees and the written consent of each Institution affected thereby, the definition of Maturity Date may not be changed, the basis for calculation of Daily Consignment Fees may not be decreased, the amounts of the Commitments may not be increased, and all or any substantial portion of the Collateral may not be released; (b) the definition of Required Institutions may not be amended without the written consent of all of the Institutions; and (c) ss.13 may not be amended without the written consent of the Agent. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Agent or any Institution in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon any Consignee shall entitle any Consignee to other or further notice or demand in similar or other circumstances.

                               16. NEW CONSIGNEES.

     Finlay may request that any Subsidiary of Finlay become a Consignee, and such Subsidiary shall become a Consignee if the Agent, in its sole discretion, consents thereto and such Subsidiary (i) executes and delivers a joinder to this Agreement in form and substance satisfactory to the Agent and the Required Institutions, (ii) executes and delivers a joinder to the Security Documents in form and substance satisfactory to the Agent and the Required Institutions or such additional Security Documents in substantially the same form as those to which the existing Consignees are party and otherwise satisfactory to the Agent and the Required Institutions as the Agent shall request, and (iii) providing such other documentation as the Agent may reasonably request, including, without limitation, Uniform Commercial Code searches and filings, legal opinions and corporate or other appropriate authorization documentation with respect to such new Subsidiary and other documentation with respect to the conditions specified in ss.7 hereof. In such event, the Agent is hereby authorized by the parties hereto to amend Schedule XIII to include each such new Subsidiary as a Consignee.

          17. CONCERNING JOINT AND SEVERAL LIABILITY OF THE CONSIGNEES.

     (a) Each of the Consignees is accepting joint and several liability hereunder and under the other Consignment Documents in consideration of the financial accommodations to be provided by the Institutions and the Agent under this Agreement, for the mutual benefit, directly and indirectly, of each of the Consignees and in consideration of the undertakings of each of the other Consignees to accept joint and several liability for the Obligations.

     (b) Each of the Consignees, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Consignees, with respect to the payment and performance of all of the Obligations (including, without limitation, any Obligations arising under this ss.17), it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each of the Consignees without preferences or distinction among them.

     (c) If and to the extent that any of the Consignees shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event the other Consignees will make such payment with respect to, or perform, such Obligation.

     (d) The Obligations of each of the Consignees under the provisions of this ss.17 constitute the full recourse Obligations of each of the Consignees enforceable against each such Person to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Agreement or the other Consignment Documents or any other circumstance whatsoever as to any other Consignee.

     (e) Except as otherwise expressly provided herein, each Consignee hereby waives promptness, diligence, presentment, demand, protest, notice of acceptance of its joint and several liability, notice of any and all Purchase and Consignments made under this Agreement and the Consignment Documents, notice of occurrence of any Default or Event of Default (except to the extent notice is expressly required to be given pursuant to the terms of this Agreement or any of the other Consignment Documents), or of any demand for any payment under this Agreement, notice of any action at any time taken or omitted by the Agent or the Institutions under or in respect of any of the Obligations hereunder, any requirement of diligence and, generally, all demands, notices and other formalities of every kind in connection with this Agreement and the other Consignment Documents. Each Consignee hereby waives all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshaling of assets of the Consignees and any other entity or Person primarily or secondarily liable with respect to any of the Obligations, and all suretyship defenses generally. Each Consignee hereby assents to, and waives notice of, any extension or postponement of the time for the payment, or place or manner for payment, compromise, refinancing, consolidation or renewals of any of the Obligations hereunder, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by the Agent and the Institutions at any time or times in respect of any default by any Consignee in the performance or satisfaction of any term, covenant, condition or provision of this Agreement and the other Consignment Documents, any and all other indulgences whatsoever by the Agent and the Institutions in respect of any of the Obligations hereunder, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of such Obligations or the addition, substitution or release, in whole or in part, of any Consignee or any other entity or Person primarily or secondarily liable for any Obligation. Such Consignee further agrees that its Obligations shall not be released or discharged, in whole or in part, or otherwise affected by the adequacy of any rights which the Agent or any Institution may have against any collateral security or other means of obtaining repayment of any of the Obligations, the impairment of any collateral security securing the Obligations, including, without limitation, the failure to protect or preserve any rights which the Agent or any Institution may have in such collateral security or the substitution, exchange, surrender, release, loss or destruction of any such collateral security, any other act or omission which might in any manner or to any extent vary the risk of such Consignee, or otherwise operate as a release or discharge of such Consignee, all of which may be done without notice to such Consignee; provided, however, that the foregoing shall in no way be deemed to create commercially unreasonable standards as to the Agent's duties as secured party under the Consignment Documents (as such rights and duties are set forth therein). If for any reason any of the other

Consignees has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from any of the other Consignees by reason of such other Consignee's insolvency, bankruptcy or reorganization or by other operation of law or for any reason, this Agreement and the other Consignment Documents to which it is a party shall nevertheless be binding on such Consignee to the same extent as if such Consignee at all times had been the sole obligor on such Obligations. Without limiting the generality of the foregoing, each Consignee assents to any other action or delay in acting or failure to act on the part of the Agent and the Institutions, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder which might, but for the provisions of this ss.17, afford grounds for terminating, discharging or relieving such Consignee, in whole or in part, from any of its obligations under this ss.17, it being the intention of each Consignee that, so long as any of the Obligations hereunder remain unsatisfied, the obligations of such Consignee under this ss.17 shall not be discharged except by performance and then only to the extent of such performance. The Obligations of each Consignee under this ss.17 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any reconstruction or similar proceeding with respect to any other Consignee, or any of the Institutions. The joint and several liability of the Consignees hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, ownership, membership, constitution or place of formation of any Consignee or the Institutions. Each of the Consignees acknowledges and confirms that it has itself established its own adequate means of obtaining from each of the other Consignees on a continuing basis all information desired by such Consignee concerning the financial condition of each of the other Consignees and that each such Consignee will look to each of the other Consignees and not to the Agent or any Institution in order for such Consignee to keep adequately informed of changes in each of the other Consignees' respective financial conditions.

     (f) The provisions of this ss.17 are made for the benefit of the Institutions and the Agent and their respective permitted successors and assigns, and may be enforced by it or them from time to time against any or all of the Consignees as often as occasion therefor may arise and without requirement on the part of the Institutions or the Agent or such successor or assign first to marshall any of its or their claims or to exercise any of its or their rights against any of the other Consignees or to exhaust any remedies available to it or them against any of the other Consignees or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this ss.17 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by any Institution or the Agent upon the insolvency, bankruptcy or reorganization of any of the Consignees, or otherwise, the provisions of this ss.17 will forthwith be reinstated in effect, as though such payment had not been made.

     (g) Each of the Consignees hereby agrees that it will not enforce any of its rights of reimbursement, contribution, subrogation or the like against the other Consignees with respect to any liability incurred by it hereunder or under any of the other Consignment Documents, any payments made by it to any of the Institutions or the Agent with respect to any of the Obligations or any collateral security therefor until such time as all of the Obligations have been irrevocably paid in full in cash. Any claim which any Consignee may have against any other Consignee with respect to any payments to the Institutions or the Agent hereunder or under any other Consignment Documents are hereby expressly made subordinate and junior in right of payment, without limitation as to any increases in the Obligations arising hereunder or thereunder, to the prior payment in full of the Obligations and, in the event of any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceeding under the laws of any jurisdiction relating to any Consignee, its debts or its assets, whether voluntary or involuntary, all such Obligations shall be paid in full before any payment or distribution of any character, whether in cash, securities or other property, shall be made to any other Consignee therefor.

     (h) Each of the Consignees hereby agrees that the payment of any amounts due with respect to the indebtedness owing by any Consignee to any other Consignees is hereby subordinated to the prior payment in full in cash of the Obligations. Each Consignee hereby agrees that after the occurrence and during the continuance of any Default or Event of Default, such Consignee will not demand, sue for or otherwise attempt to collect any indebtedness of any other Consignee owing to such Consignee until the Obligations shall have been paid in full in cash. If, notwithstanding the foregoing sentence, such Consignee shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by such Consignee as trustee for the Agent and be paid over to the Agent for the pro rata accounts of the Institutions to be applied to repay the Obligations.

                                18. NOTICES, ETC.

     Except as otherwise expressly provided in this Agreement, all notices and other communications made or required to be given pursuant to this Agreement shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by telegraph, telecopy, facsimile or telex and confirmed by delivery via courier or postal service, addressed as follows:

          (a) if to the Consignees, at 529 Fifth Avenue, New York, New York 10017, Attention: Bruce Zurlnick, Chief Financial Officer, with a copy to Bonni Davis, Esq., or at such other address for notice as the Consignees shall last have furnished in writing to the Person giving the notice and with a copy to Blank Rome Tenzer Greenblatt LLP, the Chrysler Building, 405 Lexington Avenue, New York, New York 10174, Attention: James M. Kaplan, Esq.

          (b) if to the Agent, at 1 West Mezzanine, 15 Westminster Street, Providence, Rhode Island 02903, Attention, Albert L. Brown, or such other address for notice as the Agent shall last have furnished in writing to the Person giving the notice; and

          (c) if to any Institution,  at such Institution's address set forth on
     Schedule XII hereto, or such other address for notice as such Institution shall have last furnished in writing to the Person giving the notice.

     Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile and
(ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof.

                               19. GOVERNING LAW.

     THIS AGREEMENT AND, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, EACH OF THE OTHER CONSIGNMENT DOCUMENTS ARE CONTRACTS UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). EACH CONSIGNEE AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT OR ANY OF THE OTHER CONSIGNMENT DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF
MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON EACH CONSIGNEE BY MAIL AT THE ADDRESS SPECIFIED IN ss.18. EACH CONSIGNEE HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

                                  20. HEADINGS.

     The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

                                21. COUNTERPARTS.

     This Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

                           22. ENTIRE AGREEMENT, ETC.

     The Consignment Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in ss.15.

                            23. WAIVER OF JURY TRIAL.

     Each Consignee hereby waives its right to a jury trial with respect to any action or claim arising out of any dispute in connection with this Agreement or any of the other Consignment Documents, any rights or obligations hereunder or thereunder or the performance of such rights and obligations. Except as prohibited by law, each Consignee hereby waives any right it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each Consignee (i) certifies that no representative, agent or attorney of any Institution or the Agent has represented, expressly or otherwise, that such Institution or the Agent would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that the Agent and the Institutions have been induced to enter into this Agreement, the other Consignment Documents to which it is a party by, among other things, the waivers and certifications contained herein.

                          24. TRANSITIONAL ARRANGEMENTS

     24.1. Original Consignment Agreement Superseded. This Agreement shall supersede the Original Consignment Agreement in its entirety, except as provided in this ss.24. On the Closing Date, the rights and obligations of the parties under the Original Consignment Agreement (other than any rights available to Sovereign under Section 12 of the Original Consignment Agreement), shall be subsumed within and be governed by this Agreement and the other Consignment Documents, provided, however, that all of the Consigned Precious Metal (as defined in the Original Consignment Agreement) outstanding under the Original Consignment Agreement on the Closing Date shall, for purposes of this Agreement, be Consigned Precious Metal, with each Consignee being responsible for, and hereby confirming its obligation to pay, any breakage costs associated with the payment of the purchase of any Consigned Precious Metal under the Original Consignment Agreement on a date which is not the last day of the applicable Interest Period (as defined in the Original Consignment Agreement) with respect thereto.

     24.2. Fees Under Original Consignment Agreement. All Daily Consignment Fees and other fees and expenses owing or accruing under or in respect of the Original Consignment Agreement through the Closing Date shall be calculated as of the Closing Date (prorated in the case of any fractional periods), and shall be paid in accordance with the method, and on the dates, specified in the Original Consignment Agreement, as if the Original were still in effect.

                               25. MISCELLANEOUS.

     This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns. The provisions of this Agreement are severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.


                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as a sealed instrument as of the date first above written.


                                    FINLAY FINE JEWELRY CORPORATION


                                    By:  /s/ Bruce Zurlnick
                                       -----------------------------------
                                         Name:  Bruce Zurlnick
                                         Title: Senior Vice President, Treasurer
                                                  and Chief Financial Officer


                                    EFINLAY, INC.


                                    By:  /s/ Bruce Zurlnick
                                       -----------------------------------
                                         Name:  Bruce Zurlnick
                                         Title: Senior Vice President, Treasurer
                                                  and Chief Financial Officer

                                    SOVEREIGN BANK (as successor to
                                    Fleet National Bank, f/k/a BankBoston,
                                    N.A., f/k/a The First National Bank of
                                    Boston, as successor to Rhode Island
                                    Hospital Trust National Bank),
                                    individually and as Agent


                                    By:  /s/ Patricia Malerba
                                       -----------------------------------
                                         Name:   Patricia Malerba
                                         Title:  V.P.


                                    COMMERZBANK INTERNATIONAL
                                    S.A.


                                    By:  /s/ Ralf Kreikenbaum
                                       -----------------------------------
                                         Name:  Ralf Kreikenbaum
                                         Title: Senior Vice President

                                    By:  /s/ E. Winter
                                       -----------------------------------
                                         Name:  E. Winter
                                         Title: Legal Advisor